VANGUARD(R)
AGGRESSIVE GROWTH
FUND

[PHOTO]
                                                                   Annual Report
                                                                October 31, 1999

[THE VANGUARD GROUP LOGO]

[PHOTO]

JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

    Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

    While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

    While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                            /s/ JCB

--------------------------------------------------------------------------------
     CONTENTS

     REPORT FROM THE CHAIRMAN.............................1

     AFTER-TAX RETURNS REPORT.............................4

     THE MARKETS IN PERSPECTIVE...........................5

     REPORT FROM THE ADVISER..............................7

     PERFORMANCE SUMMARY..................................9

     FUND PROFILE........................................10

     FINANCIAL STATEMENTS................................12

     REPORT OF INDEPENDENT ACCOUNTANTS...................20
--------------------------------------------------------------------------------

REPORT FROM THE CHAIRMAN

[PHOTO]

JOHN J. BRENNAN

Vanguard Aggressive Growth Fund made a fine showing during its 1999 fiscal year, the 12 months ended October 31. With a total return of 21.3%, your fund topped its unmanaged benchmark, the Russell 2800 Index, but trailed the average mid-cap core fund.

------------------------------------------------------------------
                                                   TOTAL RETURNS
                                                 FISCAL YEAR ENDED
                                                 OCTOBER 31, 1999
------------------------------------------------------------------
Vanguard Aggressive Growth                            21.3%
------------------------------------------------------------------
Average Mid-Cap Core Fund*                            31.5%
------------------------------------------------------------------
Russell 2800 Index**                                  16.6%
------------------------------------------------------------------

 *Derive from data provided by Lipper Inc.

**Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks), minus the
  200 largest stocks.

     The table at right presents the 12-month total returns (capital change plus reinvested dividends) for the Aggressive Growth Fund and its comparative standards. The fund's return is based on an increase in net asset value from $13.11 per share on October 31, 1998, to $15.73 per share on October 31, 1999, with the latter figure adjusted for a dividend of $0.15 per share paid from net investment income.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended October 31 comprised two distinctly different halves. For most of the first half, stock prices worldwide were rebounding strongly from their summer 1998 slump, which had been prompted by economic crises in Asia, Russia, and parts of Latin America. The comeback in stocks was aided by a pickup in global economic activity and by interest rate reductions by the Federal Reserve Board that fall. These developments--and the continued ebullience of the U.S. economy--erased investors' fears that the troubles abroad would depress business activity and profits at home. The stock market, as measured by the Russell 3000 Index (containing the 3,000 largest U.S. stocks), gained 22.0% between October 31, 1998, and April 30, despite rising interest rates. The largest of the large-capitalization stocks once again led the pack. The Russell 2800 Index, a proxy for mid- and small-cap stocks that excludes the 200 largest stocks from the Russell 3000 and is our fund's benchmark index, gained 17.7% in the first half.

     However, during the second half of our fiscal year, most stock prices stagnated or fell (with the notable exception of technology stocks). The Russell 3000 advanced just 2.3% during the period, bringing its full-year return to 24.8%. The Russell 2800 declined -1.0% between May and October, lowering its fiscal year return to 16.6%. The second half was particularly tough on large value sto cks, which returned -2.2% from May through October, compared with a 7.3% return for the large growth stocks (with both groups measured by subindexes of the S&P 500). Indeed, large-cap growth stocks were the strongest market sector during the fiscal year, led by simply stupendous gains for a number of technology stocks, such as QUALCOMM (700%), Sun Microsystems (263%), Cisco Systems (135%), Microsoft (75%), and Intel (74%). For the full year, large growth stocks within the S&P 500 Index gained 31.6%, while large value stocks returned 19.0%.

     One factor restraining the stock market in general was a strong uptrend in interest rates starting in February. The Federal Reserve encouraged this move, acting in late June and again in August to boost short-term interest rates by a total of 0.5 percentage point. Fears of a global economic slump were supplanted by worries that economic growth--especially in the United States--was so strong that it would cause wages and commodity prices to surge, pushing up inflation.

     For the full year, yields on long-term U.S. Treasury bonds rose significantly. The yield of the 30-year Treasury increased exactly 1 percentage point (100 basis points), to 6.16% on October 31, 1999. Bond prices, which move in the opposite direction from interest rates, fell during the year. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable investment-grade bonds, eked out a return of 0.5% for the year, as its interest income of 6.2% only barely offset price declines of -5.7%.

FISCAL 1999 PERFORMANCE OVERVIEW

As noted, the Aggressive Growth Fund provided a total return of 21.3% during the 12 months ended October 31. This represented a comeback from a disappointing fiscal 1998, when the fund declined -10.4%. Moreover, your fund outpaced its benchmark index, the Russell 2800, by 4.7 percentage points. However, the fund's return fell well short of the 31.5% gain of the average mid-cap core fund. It's important to note that the average price/earnings and price/book ratios of the fund's holdings are lower than those of the broader market, as measured by the Russell 3000 Index. The fund seeks to achieve long-term growth and emphasizes small- and mid-cap stocks, which can perform quite differently than large-cap stocks over extended periods, as the events of recent years have proven. And any stock fund, of course, will exhibit considerable volatility from time to time.

     Our performance during the 12 months ended October 31--robust as it was-- was restrained by our relatively modest stake in technology stocks. This blazing sector (up more than 66%) accounted for about 13% of the market capitalization of the Russell 2800 Index, but only about 9% of our fund. Still, adroit stock selection propelled the fund. In particular, fully one-third of Aggressive Growth's return was generated by just three stocks: CommScope, which manufactures coaxial cable for cable and satellite television; MedImmune, a biotechnology company and the fund's largest holding at year-end; and Lam Research, a maker of semiconductor equipment. It is worth noting that your fund is broadly diversified, with less than 23% of net assets invested in the ten largest holdings as of October 31. Still, diversification does not preclude losses. The fund's adviser, Vanguard Core Management Group, employs computer-driven valuation models that seek to identify stocks with attractive combinations of price, earnings growth, and share-price momentum, in an effort to provide superior returns over the long term. Accordingly, the fund is suitable only for those with long investment time horizons.

LIFETIME PERFORMANCE OVERVIEW

Any annual review of a mutual fund's performance should also include a look at the fund's longer-term performance. With a history of just over four years, Vanguard Aggressive Growth Fund does not have a truly long-term record. That said, the table at the top of the next page presents the average annual returns of our fund and its comparative benchmarks since the fund's inception in 1995. It also presents the results of hypothetical $10,000 investments made four years ago in the fund, its average competitor, and the Russell 2800 Index.

     A $10,000 investment in the Aggressive Growth Fund would have grown to $18,523, just above the $18,285 that would have accumulated in the average mid-cap core fund over the same period. A similar investment in the Russell 2800 Index would have grown to $18,023.

-------------------------------------------------------------------------------------------
                                                                TOTAL RETURNS
                                                  AUGUST 14, 1995, THROUGH OCTOBER 31, 1999
                                              ---------------------------------------------
                                                  AVERAGE                  FINAL VALUE OF
                                                  ANNUAL                     A $10,000
                                                  RETURN                 INITIAL INVESTMENT
-------------------------------------------------------------------------------------------
Vanguard Aggressive Growth Fund                    15.8%                      $18,523
-------------------------------------------------------------------------------------------
Average Mid-Cap Core Fund                          15.4%                      $18,285
-------------------------------------------------------------------------------------------
Russell 2800 Index                                 15.0%                      $18,023
-------------------------------------------------------------------------------------------

     In pursuing our goal of providing superior performance over time, we are aided by our low operating expenses. Our expense ratio (expenses as a percentage of average net assets) is 0.46%, nearly a full percentage point lower than the 1.45% charged by the average peer mutual fund. This cost advantage is a powerful ally, year after year, in a competitive arena.

     The returns earned by stocks--particularly large growth stocks--over the past decade were high by historical standards and will probably be lower in the future. This is not a prediction, but rather a prudent assumption that should be a part of every investor's long-range planning. The long-term average return for stocks is about 11%, but that average includes lean years as well as the fabulous decade of the 1990s.

IN SUMMARY

Though the U.S. stock market was rewarding as a whole during the past 12 months, the narrow nature of the market's gains highlighted the fact that investing in stocks carries considerable short-term risk. Individual stocks, and even entire industry groups, move in different directions at different times and in varying degrees, just as the returns of stocks, bonds, and short-term investments diverge and fluctuate. That is why building and maintaining an investment program that has exposure to the different asset classes, as well as to a variety of issues within each class, is the surest road to long-term investing success. Creating such a program tailored to your objectives, time horizon for investing, and tolerance for price fluctuations--and sticking with it through good times and bad--is a sound approach to participating in the rewards of the financial markets while limiting the risk.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

November 12, 1999

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the Aggressive Growth Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Aggressive Growth Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

     - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

     - The peer funds' returns are based on data from Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are based on data from Lipper Inc., which can differ considerably.)

-------------------------------------------------------------------------------------
                                      AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                             PERIODS ENDED OCTOBER 31, 1999
                                  ---------------------------------------------------
                                       1 YEAR                     SINCE INCEPTION*
                                  ---------------------------------------------------
                                   PRETAX    AFTER-TAX           PRETAX    AFTER-TAX
-------------------------------------------------------------------------------------
Aggressive Growth Fund             21.3%       20.8%              15.8%      14.2%
Average Mid-Cap Blend Fund**       16.2        14.7                N.A.       N.A.
-------------------------------------------------------------------------------------

 *August 14, 1995.

**Based on data from Morningstar, Inc.


     As you can see, the Aggressive Growth Fund's pretax total return of 21.3% for the 12 months ended October 31, 1999, was reduced by taxes to 20.8%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by 0.5 percentage point. In comparison, the average comparable fund earned a pretax return of 16.2% and an after-tax return of 14.7%, a difference of 1.5 percentage points.

     Since its inception on August 14, 1995, your fund has generated an average annual pretax return of 15.8% and an average annual after-tax return of 14.2%. Morningstar does not provide competitors' after-tax returns for such specific periods.

     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999

Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)

-------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL RETURNS
                                              PERIODS ENDED OCTOBER 31, 1999
                                          -------------------------------------
                                             1 YEAR      3 YEARS     5 YEARS
-------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                               25.7%       26.5%       26.0%
  Russell 2000 Index                          14.9         9.4        12.6
  Wilshire 5000 Index                         25.7        23.8        23.8
  MSCI EAFE Index                             23.4        12.5         9.5
-------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                  0.5%        6.2%        7.9%
  Lehman 10 Year Municipal Bond Index         -1.2         5.2         7.0
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                  4.6         5.0         5.2
-------------------------------------------------------------------------------
OTHER
  Consumer Price Index                         2.6%        2.0%        2.4%
-------------------------------------------------------------------------------

     From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.

     Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.

     Big stocks outperformed small stocks in fiscal 1999, and growth stocks outpaced value stocks. The S&P 500 Index, which is dominated by large-capitalization stocks, gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.

     The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits. Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS

Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.

     As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose 1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.

     Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS

International markets soared in local currencies during the 12 months ended october 31, with european stocks gaining 22.7% and pacific-region stocks advancing 37.8%. the u.s. dollar rose in value against most european currencies but fell against the japanese yen. for u.s. investors, the upshot of these currency fluctuations was to trim returns from europe to 12.7% in dollar terms and to boost returns from the pacific to 50.5%.

     In the major developed international markets, U.S. investors earned 23.4%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.

     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM THE ADVISER

Vanguard Aggressive Growth Fund's 21.3% return during the fiscal year ended October 31, 1999, surpassed the 16.6% return of the unmanaged Russell 2800 Index of mid- and small-cap stocks, but lagged the 31.5% gain of the average mid-cap core fund, as compiled by Lipper Inc. This result was a sharp improvement from a very disappointing performance in fiscal 1998, when the fund declined -10.4% and significantly lagged returns for our comparative benchmarks.

     We believe that the Russell 2800 Index--which consists of the 3,000 largest U.S. stocks, minus the 200 largest--is a good benchmark for the fund, which invests in both mid- and small-cap stocks. Most of the fund's return came during the first half of the fiscal year, although our margin over the Russell 2800 was achieved consistently. Our returns surpassed the index's return in three of the four quarters of the year.

INVESTMENT STRATEGY

The Aggressive Growth Fund maintains a strict exposure to mid- and small-cap stocks while seeking to provide long-term returns above those produced by the index or the majority of peer funds.

     Our focus on mid- and small-cap stocks has put us at a disadvantage during the fund's lifetime, as these segments of the market have underperformed large-cap stocks and the broader market averages during the past four years. Although the dominance of large-cap stocks has been noteworthy, it is not without precedent. The market has historically gone through cycles, sometimes favoring large stocks, and other times elevating smaller stocks. Over the long run, we expect all size segments of the market to provide similar rates of return. However, we don't believe we have the ability to predict which market segment will outperform in the short run. So we will continue to invest solely in mid- and small-cap stocks, acknowledging that at times the wind will be in our face.

     In managing the fund, we use a series of computer-driven, quantitative models. The first set of models attempts to identify stocks within the mid- and small-cap universe that will outperform that universe. These models compare the fundamental characteristics of each stock (such as price/earnings and price/book ratios) with its momentum and growth characteristics. In this way, we hope to spot stocks that may be priced below our estimate of their true value.

     A second computer model uses the results from the first set of models to combine the most attractive stocks into a diversified portfolio that closely matches the overall mid- and small-cap universe in terms of industry weightings and other characteristics.

     In essence, this process is the quantification, or computerization, of the traditional, more subjective, investment management process. The first set of models performs the function of the typical securities analyst, who is trying to find undervalued stocks. The second model can be likened to the traditional portfolio manager, who uses findings of analysts to select the particular holdings of a fund.

     Quantitative investment management--like the more traditional investment management techniques--can be effective in some periods and ineffective in others. Fortunately, the results during fiscal 1999 are a good example of the former.

POTENTIAL RETURNS

During the past two fiscal years, our only stock-picking models that were consistently successful were those that quantify growth opportunities. By contrast, our models that measure fundamental value identified stocks that on balance significantly hurt our returns, even though they appeared to offer good value. This result has coincided with an unusual situation in the market--the complete dominance of growth stocks and a severe narrowing of the market's performance. When the market breadth improves, we believe that our management process will help the fund to beat the market averages.

     Since 1982, the stock market has been on a general upswing that is unprecedented in scope and duration. This advance has continued, with only brief interruptions, since the inception of Vanguard Aggressive Growth Fund a little more than four years ago. Since its start in August 1995, the fund has provided an annualized return of 15.8%, which is approximately 11/2 times the average return from stocks over the past seven decades. We believe that the long-term average of 10% to 11% annually is a much more rational expectation for future returns. I believe it's worth noting that, historically, one of the most financially disastrous beliefs has been that "this time it's different."

George U. Sauter, Managing Director
Core Management Group
The Vanguard Group

November 16, 1999

-------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY
AGGRESSIVE GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1999
-----------------------------------------------------------
              AGGRESSIVE GROWTH FUND       RUSSELL*
FISCAL    CAPITAL    INCOME      TOTAL       TOTAL
YEAR      RETURN     RETURN     RETURN      RETURN
-----------------------------------------------------------
1995        1.7%       0.0%       1.7%        1.4%
1996       22.5        0.9       23.4        18.8
1997       34.0        1.8       35.8        28.9
1998      -11.2        0.8      -10.4        -0.1
1999       20.0        1.3       21.3        16.6
-----------------------------------------------------------

*Russell 2800 Index.

See Financial Highlights table on page 17 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1999
-----------------------------------------------------------
                 Aggressive       Average        Russell
                   Growth         Mid-Cap         2800
                    Fund         Core Fund        Index
08/14/1995          10000          10219          10000
    1995 10         10067          10118          10104
    1996 01         10797          10480          10868
    1996 04         11631          11738          11716
    1996 07         10967          10731          10899
    1996 10         11933          11825          12002
    1997 01         13472          12756          13075
    1997 04         12717          11815          12646
    1997 07         15955          14580          15217
    1997 10         15570          14967          15472
    1998 01         15074          14879          15812
    1998 04         16925          17072          17869
    1998 07         14918          15622          16409
    1998 10         13400          14051          15462
    1999 01         14803          16606          17211
    1999 04         15789          17012          18196
    1999 07         15781          17888          18389
    1999 10         18338          18285          18023
-----------------------------------------------------------

                            AVERAGE ANNUAL TOTAL RETURNS
                            PERIODS ENDED OCTOBER 31,1999
                          --------------------------------   FINAL VALUE OF A
                             1 YEAR     SINCE INCEPTION     $10,000 INVESTMENT
-------------------------------------------------------------------------------
Aggressive Growth Fund*       20.09%         15.48%              $18,338
Average Mid-Cap Core Fund**   31.54          15.40                18,285
Russell 2800 Index            16.57          15.00                18,023
-------------------------------------------------------------------------------

 *Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------------
                                                              SINCE INCEPTION
                                INCEPTION            ---------------------------------
                                   DATE      1 YEAR     CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------------
Aggressive Growth Fund          8/14/1995     26.00%     13.79%     1.13%     14.92%
  Fee-Adjusted Returns**                      24.74      13.51      1.13      14.64
--------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FUND PROFILE
AGGRESSIVE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
--------------------------------------------
              AGGRESSIVE GROWTH      S&P 500
--------------------------------------------
Number of Stocks            140          500
Median Market Cap         $3.8B       $72.6B
Price/Earnings Ratio      14.5x        27.7x
Price/Book Ratio           2.9x         5.1x
Yield                      1.1%         1.2%
Return on Equity          15.2%        23.0%
Earnings Growth Rate      14.7%        15.0%
Foreign Holdings           0.0%         1.5%
Turnover Rate               51%           --
Expense Ratio             0.46%           --
Cash Reserves              0.0%           --

VOLATILITY MEASURES
--------------------------------------------
              AGGRESSIVE GROWTH      S&P 500
--------------------------------------------
R-Squared                  0.79         1.00
Beta                       1.07         1.00


--------------------------------------------

[INVESTMENT FOCUS GRAPH]

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------------
MedImmune Inc.                                         2.8%
Lexmark International Group, Inc. Class A              2.6
Lam Research Corp.                                     2.5
CommScope, Inc.                                        2.3
UnionBanCal Corp.                                      2.3
Golden West Financial Corp.                            2.2
MGIC Investment Corp.                                  2.1
Apple Computer, Inc.                                   2.1
Bear Stearns Co., Inc.                                 2.0
Public Service Enterprise Group, Inc.                  1.9
-------------------------------------------------------------
Top Ten                                               22.8%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------
                                         OCTOBER 31, 1998          OCTOBER 31, 1999
                                       --------------------  ----------------------------
                                            AGGRESSIVE         AGGRESSIVE
                                              GROWTH             GROWTH          S&P 500
                                       --------------------------------------------------
Auto & Transportation                           5.4%               6.5%            2.2%
Consumer Discretionary                         21.3               22.0            12.5
Consumer Staples                                1.2                1.6             7.2
Financial Services                             20.1               20.4            16.1
Health Care                                     5.7                7.7            11.0
Integrated Oils                                 0.0                0.0             5.2
Other Energy                                    5.8                4.1             1.4
Materials & Processing                         10.8                6.5             3.2
Producer Durables                               6.9                8.4             3.3
Technology                                      8.8               11.6            20.5
Utilities                                      12.5               11.2            11.2
Other                                           1.5                0.0             6.2
-----------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
AGGRESSIVE GROWTH FUND                   SHARES              (000)
------------------------------------------------------------------
COMMON STOCKS (92.8%)(1)
------------------------------------------------------------------
AUTO & TRANSPORTATION (6.1%)
  PACCAR, Inc.                          126,500        $    5,961
- Navistar International Corp.          113,400             4,727
- Alaska Air Group, Inc.                 92,200             3,665
- UAL Corp.                              51,400             3,498
  Kansas City Southern
   Industries, Inc.                      65,000             3,083
  Dana Corp.                             96,800             2,862
  Tidewater Inc.                         93,000             2,790
- Tower Automotive, Inc.                154,400             2,519
  Arvin Industries, Inc.                 72,400             2,063
- Stoneridge, Inc.                      108,300             1,679
- Offshore Logistics, Inc.               98,800               914
  Meritor Automotive, Inc.               13,200               224

                                                       -----------
                                                           33,985
                                                       -----------
CONSUMER DISCRETIONARY (20.4%)
- CMGI Inc.                              96,000            10,506
  Whirlpool Corp.                       150,000            10,453
  TJX Cos., Inc.                        371,900            10,088
- CDW Computer Centers, Inc.            160,000             9,880
- Tricon Global Restaurants, Inc.       202,200             8,126
  R.R. Donnelley & Sons Co.             293,400             7,115
  Ethan Allen Interiors, Inc.           175,800             6,252
- Jones Apparel Group, Inc.             186,600             5,901
  The Times Mirror Co. Class A           76,000             5,481
  Knight Ridder                          75,000             4,762
  The Warnaco Group, Inc. Class A       315,900             4,502
  Estee Lauder Cos. Class A              95,400             4,448
- Valassis Communications, Inc.          84,750             3,644
- LoJack Corp.                          419,600             2,911
  Ross Stores, Inc.                     136,600             2,817
- Hollywood Entertainment Corp.         198,800             2,808
  Hertz Corp. Class A                    58,700             2,546
- Musicland Stores Corp.                319,800             2,498
  Friedman's, Inc. Class A              378,000             2,268
- ACNielson Corp.                        99,900             2,198
- Blyth Industries, Inc.                 57,450             1,440
- Mandalay Resort Group                  52,600               980
- The Neiman Marcus Group, Inc.
   Class A                               38,100               912
- Carmike Cinemas, Inc. Class A          42,700               515
- Choice Hotel International, Inc.       30,900               463
- Lone Star Steakhouse &
   Saloon, Inc.                          30,800               246
- OfficeMax, Inc.                        46,800               237
- Acclaim Entertainment Inc.             26,600               190
  VF Corp.                                3,200                96
                                                       -----------
                                                          114,283
                                                       -----------
CONSUMER STAPLES (1.5%)
  Michael Foods Group, Inc.             146,200             3,728
  Tyson Foods, Inc.                     138,000             2,104
  Brown-Forman Corp. Class B             13,500               911
  Universal Corp.                        34,500               811
  IBP, Inc.                              20,900               500
  The Quaker Oats Co.                     3,300               231
                                                       -----------
                                                            8,285
                                                       -----------
ENERGY (3.8%)
  Tosco Corp.                           298,400             7,553
- Calpine Corp.                          82,400             4,748

------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
AGGRESSIVE GROWTH FUND                   SHARES              (000)
------------------------------------------------------------------
COMMON STOCKS (92.8%)(1)
------------------------------------------------------------------
- AES Corp.                              81,800        $    4,617
  Sunoco, Inc.                          143,300             3,457
- Seitel, Inc.                          105,700               839
                                                       -----------
                                                           21,214
                                                       -----------
FINANCIAL SERVICES (18.9%)
  UnionBanCal Corp.                     293,000            12,727
  Golden West Financial Corp.           109,800            12,270
  MGIC Investment Corp.                 193,800            11,580
  Bear Stearns Co., Inc.                259,000            11,040
- Hambrecht & Quist Group               188,800             9,322
  AmSouth Bancorp                       327,675             8,438
  Old Kent Financial Corp.              149,680             6,099
  Countrywide Credit
   Industries, Inc.                     142,500             4,836
  Nationwide Financial
   Services, Inc.                        98,300             3,723
  Highwood Properties, Inc. REIT        151,000             3,652
  Ventas, Inc.                          738,900             3,602
  Astoria Financial Corp.                69,500             2,502
  Conseco Inc.                          102,900             2,502
  Popular, Inc.                          77,000             2,305
  Corus Bankshares Inc.                  78,900             2,165
  Burnham Pacific Properties, Inc.
   REIT                                 185,800             1,858
  Provident Financial Group, Inc.        32,800             1,408
- AmeriTrade Holding Corp.               77,700             1,263
- Credit Acceptance Corp.               189,500             1,066
  Town & Country Trust REIT              54,000               935
  Pacific Century Financial Corp.        38,900               887
  WSFS Financial Corp.                   59,200               844
  Sky Financial Group, Inc.              14,386               345
- Redwood Trust, Inc. REIT               23,900               311
  BancWest Corp.                          6,600               276
- United Cos. Finance Corp.             224,700                52
- CRIIMI MAE, Inc. REIT                  18,300                37
                                                       -----------
                                                          106,045
                                                       -----------
HEALTH CARE (7.2%)
- MedImmune Inc.                        139,200            15,590
  Mallinckrodt, Inc.                    219,700             7,456
- Millennium Pharmaceuticals, Inc.       67,600             4,740
- Wellpoint Health Networks Inc.
   Class A                               72,100             4,182
- Lincare Holdings, Inc.                 94,000             2,644
- Pacificare Health Systems, Inc.        41,000             1,617
- Apria Healthcare Group                102,000             1,613
- Sunrise Medical, Inc.                 240,500             1,353
- Biomatrix, Inc.                        23,100               524
- Pediatrix Medical Group, Inc.          41,600               369
- EntreMed, Inc.                          2,600                62
- K-V Pharmaceutical Co. Class B          2,800                48
                                                       -----------
                                                           40,198
                                                       -----------
MATERIALS & PROCESSING (6.0%)
  Solutia, Inc.                         363,200             6,242
  USG Corp.                             100,000             4,956
  Georgia Pacific Group                 110,600             4,389
  Ethyl Corp.                           696,100             2,871
- Cytec Industries, Inc.                 89,300             2,305
  Engelhard Corp.                       129,000             2,274
  Westvaco Corp.                         71,400             2,120
  Owens Corning                          99,400             2,038
  The Standard Register Co.              90,200             1,973
  USX-U.S. Steel Group Inc.              66,500             1,700
- Shorewood Packaging Corp.             106,050             1,346
  Geon Co.                               38,500             1,011
- EMCOR Group, Inc.                      20,900               392
  Rock-Tenn Co.                           9,100               139
- Buckeye Technology, Inc.                8,400               127
                                                       -----------
                                                           33,883
                                                       -----------
PRODUCER DURABLES (7.8%)
- Lexmark International
   Group, Inc. Class A                  189,300            14,777
- Lam Research Corp.                    167,200            14,118
- Terex Corp.                           241,200             6,377
  HON Industries, Inc.                  198,400             3,894
- Cable Design Technologies              97,500             1,889
- LTX Corp.                              64,600             1,021
  Cummins Engine Co., Inc.               18,200               923
  Ryland Group, Inc.                     40,100               827
                                                       -----------
                                                           43,826
                                                       -----------
TECHNOLOGY (10.7%)
- CommScope, Inc.                       320,000            12,760
- Apple Computer, Inc.                  143,600            11,506
- NCR Corp.                             245,800             8,142
- Symantec Corp.                        153,100             7,311
- Citrix Systems, Inc.                   72,000             4,617
- General Semiconductor, Inc.           301,500             3,166
- Synopsys, Inc.                         46,800             2,916
  Methode Electronics, Inc.
   Class A                              180,400             2,886
- BroadVision, Inc.                      32,700             2,387
- The SABRE Group Holdings, Inc.         52,000             2,311
  General Dynamics Corp.                 32,900             1,824
- Avant! Corp.                           40,900               527
- Centennial Technologies, Inc.           2,132                 9
                                                       -----------
                                                           60,362
                                                       -----------
UTILITIES (10.4%)
  Public Service Enterprise
   Group, Inc.                          273,100            10,805
  DTE Energy Co.                        263,700             8,752
  Constellation Energy Group            256,500             7,871
  CenturyTel, Inc.                      186,000             7,521
  NSTAR                                 146,327             5,570
  PP&L Resources Inc.                   172,600             4,671
- Price Communications Corp.            201,285             4,378
- U.S. Cellular Corp.                    42,300             3,744
- Western Wireless Corp. Class A         42,700             2,258
  Cincinnati Bell, Inc.                  75,000             1,561
- Adelphia Communications Corp.
   Class A                               17,562               959
- Commonwealth Telephone
   Enterprises, Inc.                      7,900               423
                                                       -----------
                                                           58,513
                                                       -----------
------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $459,565)                                         520,594
------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
------------------------------------------------------------------
  Superior Telecom 8.50% Cvt. Pfd.
  (COST $299)                             7,971               279
------------------------------------------------------------------

------------------------------------------------------------------
                                          FACE              MARKET
                                         AMOUNT             VALUE*
AGGRESSIVE GROWTH FUND                    (000)              (000)
------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.3%)(1)
------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)5.63%, 1/19/2000                     $ 1,500        $    1,480
(2)5.67%, 2/3/2000                          500               492
FEDERAL NATIONAL MORTGAGE ASSN.
(2)5.61%, 1/28/2000                         300               296

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.24%, 11/1/1999                       35,339            35,339
  5.26%, 11/1/1999--Note E               14,818            14,818

------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $52,427)                                           52,425
------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
  (COST $512,291)                                         573,298
------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
------------------------------------------------------------------
Other Assets--Note B                                        3,311
Liabilities--Note E                                       (15,876)
                                                       -----------
                                                          (12,565)
------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------
Applicable to 35,647,873 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                              $560,733
==================================================================
NET ASSET VALUE PER SHARE                                  $15.73
==================================================================

* See Note A in Notes to Financial Statements.

- Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 2.2%, respectively, of net assets. See Note D in Notes to Financial Statements.

(2)Securities with an aggregate value of $2,268,000 have been segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.


------------------------------------------------------------------
                                         AMOUNT               PER
AGGRESSIVE GROWTH FUND                    (000)              SHARE
------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
 Paid in Capital                        $483,101            $13.55
 Undistributed Net
  Investment Income                        3,412               .10
 Accumulated Net
  Realized Gains--Note C                  11,959               .33
 Unrealized Appreciation--Note D
  Investment Securities                   61,007              1.71
  Futures Contracts                        1,254               .04
------------------------------------------------------------------
 NET ASSETS                             $560,733            $15.73
==================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.

----------------------------------------------------------------------------------------
                                                                  AGGRESSIVE GROWTH FUND
                                                             YEAR ENDED OCTOBER 31, 1999
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                    $  6,700
   Interest                                                                          588
   Security Lending                                                                  334
                                                                               ---------
      Total Income                                                                 7,622
                                                                               ---------
EXPENSES
   Investment Advisory Fees--Note B                                                  511
   The Vanguard Group--Note B
      Management and Administrative                                                1,681
      Marketing and Distribution                                                     106
   Custodian Fees                                                                     49
   Auditing Fees                                                                       9
   Shareholders' Reports                                                              44
   Trustees' Fees and Expenses                                                         1
                                                                               ---------
      Total Expenses                                                               2,401
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              5,221
----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                     14,433
   Futures Contracts                                                               1,395
----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                 15,828
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                          75,979
   Futures Contracts                                                                 412
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  76,391
========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $97,440
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Sstatement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                                            AGGRESSIVE GROWTH FUND
                                                                            YEAR ENDED OCTOBER 31,
                                                                         ----------------------------
                                                                                  1999          1998
                                                                                 (000)         (000)
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                    $    5,221    $    4,713
   Realized Net Gain (Loss)                                                     15,828        (3,726)
   Change in Unrealized Appreciation (Depreciation)                             76,391       (62,522)
                                                                         ----------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations           97,440       (61,535)
                                                                         ----------------------------
DISTRIBUTIONS
   Net Investment Income                                                        (5,448)       (4,172)
   Realized Capital Gain                                                            --       (32,183)
                                                                         ----------------------------
      Total Distributions                                                       (5,448)      (36,355)
                                                                         ----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                      127,957       233,164
   Issued in Lieu of Cash Distributions                                          5,188        34,716
   Redeemed*                                                                  (143,045)     (134,896)
                                                                         ----------------------------
      Net Increase (Decrease) from Capital Share Transactions                   (9,900)      132,984
-----------------------------------------------------------------------------------------------------
   Total Increase                                                               82,092        35,094
-----------------------------------------------------------------------------------------------------
NET ASSETS

   Beginning of Year                                                           478,641       443,547
                                                                         ----------------------------
   End of Year                                                                $560,733      $478,641
=====================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                        8,643        15,845
   Issued in Lieu of Cash Distributions                                            380         2,443
   Redeemed                                                                     (9,898)       (9,674)
                                                                         ----------------------------
      Net Increase (Decrease) in Shares Outstanding                               (875)        8,614
=====================================================================================================

*Net of redemption fees of $1,060,000 and $1,002,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------
                                                                  AGGRESSIVE GROWTH FUND
                                                                  YEAR ENDED OCTOBER 31,
                                                           ------------------------------------        JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                1999      1998      1997      1996     OCT. 31, 1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $13.11    $15.89    $12.53    $10.23            $10.00
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .15       .13       .15       .18               .04
   Net Realized and Unrealized Gain (Loss) on Investments     2.62     (1.69)     4.10      2.20               .19
------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                        2.77     (1.56)     4.25      2.38               .23
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.15)     (.14)     (.18)     (.08)               --
   Distributions from Realized Capital Gains                    --     (1.08)     (.71)       --                --
------------------------------------------------------------------------------------------------------------------
      Total Distributions                                     (.15)    (1.22)     (.89)     (.08)               --
==================================================================================================================
NET ASSET VALUE, END OF PERIOD                              $15.73    $13.11    $15.89    $12.53            $10.23
==================================================================================================================

TOTAL RETURN**                                              21.30%   -10.41%    35.83%    23.40%             1.69%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                       $561      $479      $444      $133               $62
   Ratio of Total Expenses to Average Net Assets             0.46%     0.43%     0.40%     0.38%            0.06%+
   Ratio of Net Investment Income to Average Net Assets      1.00%     0.93%     1.28%     1.78%            2.22%+
   Portfolio Turnover Rate                                     51%       71%       85%      106%                0%
==================================================================================================================

 *Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Aggressive Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of these contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $120,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.12% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. During the year ended October 31, 1999, the fund purchased $259,765,000 of investment securities and sold $299,571,000 of investment securities, other than temporary cash investments.

     The fund used a capital loss carryforward of $2,948,000 to offset taxable capital gains realized during the year ended October 31, 1999, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

D. At October 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $61,007,000, consisting of unrealized gains of $127,050,000 on securities that had risen in value since their purchase and $66,043,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 1999, the aggregate settlement value of open futures contracts expiring in December 1999 and the related unrealized appreciation (depreciation) were:

----------------------------------------------------------------------------------
                                                                 (000)
                                                      ----------------------------
                                                        AGGREGATE     UNREALIZED
                                        NUMBER OF      SETTLEMENT    APPRECIATION
         FUTURES CONTRACTS           LONG CONTRACTS       VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------
         S&P 500 Index                    111           $38,190         $1,269
         S&P MidCap 400 Index               7             1,404            (15)
----------------------------------------------------------------------------------

Net unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

E. The market value of securities on loan to broker/dealers at October 31, 1999, was $13,153,000, for which the fund held cash collateral of $14,818,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Aggressive Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Aggressive Growth Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 30, 1995 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999

------------------------------------------------------------------------------
  SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
  VANGUARD AGGRESSIVE GROWTH FUND

  This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 31.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[PHOTO]

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q1140-12/17/1999
(C) 1999 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD(R)
CAPITAL OPPORTUNITY
FUND





[PHOTO]



Annual Report
October 31, 1999

[THE VANGUARD GROUP LOGO]

[PHOTO]
John C. Bogle


FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

       I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

       Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

       While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

       While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

       But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

       You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.
                                                                /s/ JCB

-------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN........................                  1

AFTER-TAX RETURNS REPORT........................                  5

THE MARKETS IN PERSPECTIVE......................                  6

REPORT FROM THE ADVISER.........................                  8

FUND PROFILE....................................                 10

PERFORMANCE SUMMARY.............................                 12

FINANCIAL STATEMENTS............................                 13

REPORT OF INDEPENDENT ACCOUNTANTS...............                 20
-------------------------------------------------------------------------------

REPORT FROM THE CHAIRMAN

                                                        [PHOTO]
                                                        John J. Brennan

Vanguard Capital Opportunity Fund achieved a dazzling total return of 81.7% during its 1999 fiscal year, which ended on October 31, 1999. The fund's return--powered by huge gains from its technology stocks--was twice that of its benchmark index and nearly twice that of its average peer mutual fund.

       The table at right compares the Capital Opportunity Fund's total return (capital change plus reinvested dividends) for the fiscal year with those of the average multi-cap growth mutual fund, which invests in growth companies of various sizes, and the unmanaged Standard & Poor's MidCap 400/BARRA Growth Index.

------------------------------------------------------------------
                                           TOTAL RETURNS
                                         FISCAL YEAR ENDED
                                         OCTOBER 31, 1999
------------------------------------------------------------------
Vanguard Capital Opportunity Fund           81.7%
------------------------------------------------------------------
Average Multi-Cap Growth Fund*              43.9%
------------------------------------------------------------------
S&P MidCap 400/BARRA Growth Index           40.4%
------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


       The fund's total return is based on net asset values of $11.47 per share on October 31, 1998, and $19.34 per share on October 31, 1999, and is adjusted for a dividend of $0.015 per share paid from net investment income and a distribution of $0.895 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended October 31 comprised two distinctly different halves. For most of the first half, stock prices worldwide were rebounding strongly from a slump in the summer of 1998 that had been prompted by economic crises in Asia, Russia, and parts of Latin America. The stock market's comeback was aided by a pickup in global economic activity and by interest rate reductions by the Federal Reserve Board that autumn. These developments--and the continued ebullience of the U.S. economy--erased investors' fears that the troubles abroad would depress business activity and profits at home. Even though interest rates rose during the six months from October 31 through April 30, the stock market, as measured by the Wilshire 5000 Total Market Index, gained 22.8% and the S&P 500 Index was up 22.3%. The returns of value stocks and growth stocks were nearly identical during the six months, with the S&P 500's growth component returning 22.6% and its value component earning 21.7%.

       However, during the second half of our fiscal year, most stock prices stagnated or fell (with the notable exception of technology stocks). The Wilshire 5000 advanced 2.3% from May through October, bringing its full-year return to 25.7%. The S&P 500's second-half return of 2.7% brought it to an identical 25.7% return for our fiscal year. The second half was particularly tough on large value stocks, which returned -2.2% from May through October, compared with a 7.3% return for the S&P 500's growth stocks. Large-cap growth stocks were the strongest market sector during the fiscal year, led by simply stupendous gains for a number of technology stocks, such as QUALCOMM (700%), Sun Microsystems (263%), Cisco Systems (135%), Microsoft (75%), and Intel (74%). The growth stocks within the S&P 500 gained 31.6%, while the index's value stocks returned 19.0%.

       One factor restraining the stock market in general was a strong uptrend in interest rates starting in February. The Federal Reserve encouraged this move, acting in late June and again in August to boost short-term interest rates by a total of 0.5 percentage point. Fears of a global economic slump were supplanted by worries that economic growth--especially in the United States--was so strong that it would cause wages and commodity prices to surge, pushing up inflation.

       For the full year, yields on long-term U.S. Treasury bonds rose significantly. The yield of the 30-year Treasury increased exactly 1 percentage point (100 basis points) to 6.16% on October 31, 1999. Bond prices, which move in the opposite direction from interest rates, fell during the year. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds, eked out a return of 0.5% for the year, as its interest income of 6.2% only barely offset price declines of -5.7%.

FISCAL 1999 PERFORMANCE OVERVIEW

Vanguard Capital Opportunity Fund's fiscal 1999 performance is not likely to be forgotten--or repeated--any time soon. Earning an absolute return of more than 80% in one year is a notable achievement, to say the least. But perhaps more unusual is topping the returns of both a relevant fund group and the benchmark index by such wide margins--38 and 41 percentage points respectively.

       It should go without saying that the fund's return during the past 12 months is entirely abnormal. Indeed, the fund's fiscal 1999 return was more than seven times higher than the long-term average annual stock market return of 11%.

       The fund's technology holdings, which totaled more than one-third of its assets on average, advanced a staggering 183% during the fiscal year. The fund's tech stocks were led by the meteoric rise of Harmonic, a maker of fiber-optic equipment for cable, satellite, and wireless networks. The company's stock, which was trading at about $6 per share 12 months ago, peaked at $79 in early October. The Report From The Adviser, which begins on page 8, provides further details on the fund's holdings.

       The fund also booked outsized gains in the producer-durables sector (up about 92%). The fund even registered impressive results in market sectors that performed poorly overall during the 12 months. For example, the health-care stocks in the S&P MidCap 400/BARRA Growth Index declined -3.3%, but the Capital Opportunity Fund's health-care holdings soared 103%.

       The fund's picks lagged the index only in the auto & transportation sector, which represented about 18% of our stock holdings, and in the energy group, with about 5% of our stock holdings. The fund's performance was even more impressive in light of its big allocation to cash--about 20% of assets--during the period. Cash investments are typically a drag on performance during rising markets.

       The credit for the fund's remarkable performance goes to our investment adviser, PRIMECAP Management Company. PRIMECAP, which took over the fund's investment management responsibilities on February 1, 1998, has exhibited superior judgment and exceptional skill in selecting stocks for Capital Opportunity.

       As you may know, the fund's Board of Trustees voted in September to increase the minimum investment in the Capital Opportunity Fund to $25,000 from $3,000. The move was designed to protect the long-term interest of the fund's shareholders by slowing the rapid growth in the fund's assets. The fund's outstanding performance has attracted a flood of new money, helping to swell its assets by more than $1.1 billion in 12 months--from about $156 million in October 1998 to nearly $1.3 billion on October 31, 1999. We will continue to monitor the fund's cash flow to gauge the effectiveness of the move.

       It's important to note that the fund's adviser, in attempting to outperform the broad market and similar funds, often concentrates its investments in specific sectors of the stock market. In fact, during fiscal 1999, nearly 70% of the fund's assets was invested in just three sectors (technology, auto & transportation, and producer durables), and more than one-third was in technology stocks. While this approach has resulted in terrific gains so far, it also means that the fund carries a great deal of short-term risk.

LIFETIME PERFORMANCE OVERVIEW

Any annual review of a mutual fund's performance should also include a look at the fund's longer-term record. The table below presents the average annual returns of the Capital Opportunity Fund and its comparative benchmarks since the fund's inception in August 1995. It also presents the results of hypothetical $25,000 investments over this period in the fund, its average competitor, and the S&P MidCap 400/BARRA Growth Index.

       Though our return has trailed those of our average peer and our comparative index over this period, the shortfall can be attributed to our poor performance during the first few years of the fund's existence. Since PRIMECAP took over investment adviser responsibilities in February 1998, the fund has returned a cumulative 105.4%--just about double the 52.9% return of the average multi-cap growth fund and more than twice the 49.2% return of the S&P MidCap 400/BARRA Growth Index.


--------------------------------------------------------------------------------
                                            TOTAL RETURNS AUGUST 14, 1995,
                                               THROUGH OCTOBER 31, 1999
                                        ----------------------------------------
                                        AVERAGE             FINAL VALUE OF
                                         ANNUAL                A $25,000
                                        RETURN             INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Capital Opportunity Fund        19.2%                  $52,395
--------------------------------------------------------------------------------
Average Multi-Cap Growth Fund            20.9%                  $55,663
--------------------------------------------------------------------------------
S&P MidCap 400/BARRA Growth Index        21.2%                  $56,165
--------------------------------------------------------------------------------



       We don't expect to routinely post such big margins over our average peer, but we do expect to provide superior performance over the long run. In part, this belief is based on our significant cost advantage over our average peer. The Capital Opportunity Fund's expense ratio (expenses as a percentage of average net assets) was 0.75% in fiscal 1999, less than half the 1.52% charged by our average peer.

       Keep in mind that the returns earned by stocks--particularly large growth stocks and technology shares--over the past decade were high by historical standards and will probably be lower in the future. This is not a prediction, but rather a prudent assumption that investors should incorporate into their plans, given the long-term average annual return from stocks of about 11%. It's worth noting that the long-term average includes lean years as well as the fabulous gains achieved during the 1990s.

IN SUMMARY

The U.S. stock market provided another big gain for investors during the past 12 months, which marked the fifth year in a row during which the S&P 500 Index returned more than 20%. There has never been a streak like it in market history. Such outsized rewards have pushed market valuations to very high levels, reflecting widespread optimism that we will see more of the superb economic and business conditions that have prevailed in recent years. It's important to recognize, however, that such high valuations carry high risk, should future results fail to match expectations.

       Given the risk of wide short-term fluctuations in returns from the financial markets, I repeat our long-standing advice: Investors should diversify by holding balanced portfolios of both value and growth stock funds, bond funds, and short-term reserves in proportions suitable to their own investment time horizon, goals, and financial situation. Such diversification can lessen some of the jolts you're sure to encounter on the road toward your financial goals. In short, I advise preparing an investment plan and sticking with it.


/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer




November 22, 1999




A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the Capital Opportunity Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Capital Opportunity Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

       The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

       - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

       - The peer funds' returns are based on data from Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are based on data from Lipper Inc., which differ somewhat.)

       As you can see, the Capital Opportunity Fund's pretax total return of 81.7% for the 12 months ended October 31, 1999, was reduced by taxes to 77.5%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by 4.2 percentage points. In comparison, the average fund in Morningstar's mid-cap growth group earned a pretax return of 47.8% and an after-tax return of 45.9%, a difference of 1.9 percentage points.

-----------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL RETURNS:  PRETAX AND AFTER-TAX
                                               PERIODS ENDED          OCTOBER 31, 1999
                                          -----------------------------------------------
                                                   1 YEAR            SINCE INCEPTION*
                                          --------------------    -----------------------
                                           PRETAX    AFTER-TAX     PRETAX   AFTER-TAX
-----------------------------------------------------------------------------------------
Vanguard Capital Opportunity Fund          81.7%     77.5%           19.2%     18.4%
Average Mid-Cap Growth Fund**              47.8      45.9             N.A.     N.A.
-----------------------------------------------------------------------------------------

 *August 14, 1995.
**Based on data from Morningstar, Inc.


       Since its inception on August 14, 1995, the Capital Opportunity Fund's annualized pretax return of 19.2% was reduced by taxes to 18.4%. Morningstar does not provide competitors' after-tax returns for such specific periods.

       We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

       Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999


Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)

       From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.

------------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED OCTOBER 31, 1999
                                             ---------------------------------------
                                             1 YEAR      3 YEARS       5 YEARS
------------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             25.7%        26.5%        26.0%
   Russell 2000 Index                        14.9          9.4         12.6
   Wilshire 5000 Index                       25.7         23.8         23.8
   MSCI EAFE Index                           23.4         12.5          9.5
------------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.5%         6.2%         7.9%
   Lehman 10 Year Municipal Bond Index       -1.2          5.2          7.0
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                 4.6          5.0          5.2
------------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       2.6%         2.0%         2.4%
------------------------------------------------------------------------------------


       Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.

       Big stocks outperformed small stocks in fiscal 1999, and growth stocks outpaced value stocks. The S&P 500 Index, which is dominated by large-capitalization stocks, gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.

       The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits. Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS

Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.

       As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose
1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.

       Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS

International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.

       In the major developed international markets, U.S. investors earned 23.4%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.

       Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM THE ADVISER

During the fiscal year ended October 31, 1999, Vanguard Capital Opportunity Fund produced a total return of 81.7%, versus 40.4% for the S&P MidCap 400/BARRA Growth Index, and 43.9% for the average multi-cap growth fund. By any measure, fiscal 1999 can only be characterized as an exceptional year. It is one that is unlikely to be repeated any time soon.

       The seeds of this year's performance were sown at the end of fiscal 1998. In early October 1998, small- and mid-capitalization stocks suffered a dramatic, broad-based decline. We aggressively accumulated the stocks of a number of companies that, in our view, offered exciting prospects and represented compelling values. Many of the stocks that we purchased during this period had declined 50% to 75% from their highs. The decline reversed abruptly in the final weeks of October. A rally in Nasdaq stocks ensued and persisted throughout the fiscal year.

       During the 12 months, the fund experienced significant cash inflows, which positively influenced results. We initially identified more opportunities during the October 1998 decline than we could fully address immediately. Throughout the year, the steady stream of cash enabled us to buy attractively priced shares that we uncovered through our research efforts. Also, we were able to substantially add to existing positions as the prospects of certain stocks brightened.

       Our technology holdings, which represented roughly one-third of the fund's assets, soared 183.4%. We cannot recall another 12-month period when so many stocks appreciated several-fold. Led by Harmonic's gain of nearly 1000%, 11 of our technology stocks more than doubled. Research In Motion, which is pioneering the market for portable wireless e-mail devices and is one of the fund's largest holdings, has nearly tripled since we purchased it ten months ago. In addition, a number of technology stocks that are formally classified in the producer-durables or other categories made a meaningful contribution to our results. For example, shares of Nortel Networks, one of the world's leading suppliers of telecommunications infrastructure, also nearly tripled, rising 190.7%.

       The 102.9% increase in our health-care stocks was truly outstanding, given that the sector actually declined in value for the year. As we wrote in the semiannual report, we chose to focus our health-care holdings in the biotechnology area. Biogen, Digene, IDEC Pharmaceuticals, and Centocor, which was recently acquired by Johnson & Johnson, turned in particularly strong performances.

       In closing, we want to caution shareholders not to expect a repeat of the truly extraordinary results Vanguard Capital Opportunity Fund achieved during fiscal 1999. During this remarkable year, most of our judgments turned out to be not good, but excellent. This is well above our normal batting average. Also, given that the Nasdaq index recorded a gain of nearly 70% in the past fiscal year, it is clear that some of the opportunities among small- and medium-sized companies have been exploited.

Theo A. Kolokotrones                                        Howard B. Schow
Portfolio Manager                                           Portfolio Manager

                        Joel P. Fried
                        Assistant Portfolio Manager

PRIMECAP Management Company

November 9, 1999




INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.

FUND PROFILE
CAPITAL OPPORTUNITY FUND



This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.


PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------
                       CAPITAL OPPORTUNITY         S&P 500
--------------------------------------------------------------------
Number of Stocks                        78             500
Median Market Cap                    $1.7B          $72.6B
Price/Earnings Ratio                 20.4x           27.7x
Price/Book Ratio                      3.5x            5.1x
Yield                                 0.7%            1.2%
Return on Equity                     17.1%           23.0%
Earnings Growth Rate                 -1.6%           15.0%
Foreign Holdings                      0.1%            1.5%
Turnover Rate                          22%             --
Expense Ratio                        0.75%             --
Cash Reserves                        19.7%             --

INVESTMENT FOCUS
--------------------------------------------------------------------
STYLE                           Growth
MARKET CAP                      Medium




TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------------------------------
Concurrent Computer Corp.                         4.0%
Pharmacia & Upjohn, Inc.                          4.0
General Motors Corp. Class H                      3.4
Tektronix, Inc.                                   2.9
Research In Motion Ltd.                           2.9
Rambus Inc.                                       2.9
Clearnet Communications Inc.                      2.9
Ortel Corp.                                       2.9
Advanced Fibre Communications, Inc.               2.8
Johnson & Johnson                                 2.6
--------------------------------------------------------------------
Top Ten                                          31.3%

VOLATILITY MEASURES
                       CAPITAL OPPORTUNITY         S&P 500
--------------------------------------------------------------------
R-Squared                             0.55            1.00
Beta                                  1.00            1.00


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------
                                        OCTOBER 31, 1998                OCTOBER 31, 1999
                                    --------------------------------------------------------------
                                             CAPITAL               CAPITAL
                                           OPPORTUNITY           OPPORTUNITY             S&P 500
                                    --------------------------------------------------------------
Auto & Transportation                      14.4%                  16.6%                  2.2%
Consumer Discretionary                     10.5                    4.6                  12.5
Consumer Staples                            0.0                    0.0                   7.2
Financial Services                          4.0                    3.9                  16.1
Health Care                                 8.9                   14.0                  11.0
Integrated Oils                             0.0                    0.0                   5.2
Other Energy                                3.5                    2.8                   1.4
Materials & Processing                      4.3                    1.0                   3.2
Producer Durables                          17.7                    7.1                   3.3
Technology                                 36.7                   46.4                  20.5
Utilities                                   0.0                    3.6                  11.2
Other                                       0.0                    0.0                   6.2
--------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
CAPITAL OPPORTUNITY FUND





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1999
--------------------------------------------------------------
           CAPITAL OPPORTUNITY FUND             S&P*
  FISCAL    CAPITAL     INCOME      TOTAL       TOTAL
  YEAR      RETURN      RETURN      RETURN      RETURN
--------------------------------------------------------------
1995        -3.2%       0.0%        -3.2%        -2.9%
1996        11.3        0.4         11.7         15.9
1997        -3.1        0.1         -3.0         33.2
1998         9.4        0.6         10.0          6.7
1999        81.5        0.2         81.7         40.4

*S&P MidCap 400/BARRA Growth Index.

See Financial Highlights table on page 17 for dividend and capital gains information since the fund's inception.

[ANNUAL REPORT CUMULATIVE PERFORMANCE GRAPH: AUGUST 14, 1995 OCTOBER 31, 1999]

CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1999
--------------------------------------------------------------
              Capital Opportunity Fund                 Average Multi-Cap                  S&P MidCap 400/BARRA
                                                          Growth Fund                          Growth Index

08/14/1995              25000                                25000                              25000
1995 10                 23960                                24947                              24278
1996 01                 22961                                26002                              25067
1996 04                 25619                                28581                              27967
1996 07                 22264                                26408                              25290
1996 10                 25703                                29288                              28131
1997 01                 28077                                32064                              30932
1997 04                 22736                                29841                              29443
1997 07                 26526                                36911                              37925
1997 10                 23952                                36352                              37481
1998 01                 23072                                37043                              37642
1998 04                 26397                                42696                              44155
1998 07                 25933                                41860                              41305
1998 10                 25298                                38682                              40007
1999 01                 32032                                49734                              50275
1999 04                 33249                                51189                              52197
1999 07                 39768                                52845                              54139
1999 10                 51871                                55663                              56165



                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED OCTOBER 31, 1999
                                                         -----------------------------------    FINAL VALUE OF A
                                                         1 YEAR              SINCE INCEPTION   $25,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Capital Opportunity Fund*                             79.92%                 18.91%                  $51,871
Average Multi-Cap Growth Fund**                       43.90                  20.92                    55,663
S&P MidCap 400/BARRA Growth Index                     40.39                  21.18                    56,165
-----------------------------------------------------------------------------------------------------------------

*Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                                             INCEPTION               -----------------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
------------------------------------------------------------------------------------------------------------------------------
Capital Opportunity Fund                                       8/14/1995     86.57%        17.21%       0.28%      17.49%
Fee-Adjusted Returns**                                                       84.70         16.93        0.27       17.20
------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FINANCIAL STATEMENTS
OCTOBER 31, 1999


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
CAPITAL OPPORTUNITY FUND                          SHARES               (000)
-------------------------------------------------------------------------------
COMMON STOCKS (80.3%)
AUTO & TRANSPORTATION (13.3%)
   Delta Air Lines, Inc.                           555,000           $  30,213
-  America West Holdings Corp.
    Class B                                      1,350,000              27,928
-(1)Midwest Express Holdings, Inc.                 875,000              25,648
-  UAL Corp.                                       340,000              23,141
-  Atlantic Coast Airlines Holdings                820,000              19,065
-  FDX Corp.                                       440,000              18,947
   Comair Holdings, Inc.                           540,000              12,462
-  American Axle & Manufacturing
    Holdings, Inc.                                 535,000               7,457
-  Strattec Security Corp.                         220,000               7,398
                                                                     ---------
                                                                       172,259
                                                                     ---------
CONSUMER DISCRETIONARY (3.7%)
   Harcourt General, Inc.                          300,000              11,550
-  The Dress Barn, Inc.                            418,000               7,433
-  Metro-Goldwyn-Mayer Inc.                        300,000               5,512
-  Abercrombie & Fitch Co.                         200,000               5,450
-  REX Stores Corp.                                190,000               5,439
   Manpower Inc.                                   125,000               4,391
   Tiffany & Co.                                    38,400               2,285
-  The Neiman Marcus Group, Inc.
    Class B                                         90,390               1,938
   Houghton Mifflin Co.                             35,000               1,483
-  Romac International, Inc.                       200,000               1,350
-  Metro-Goldwyn-Mayer Inc.
    Rights Exp. 11/8/1999                           98,400                 394
-  Jones Apparel Group, Inc.                        11,525                 364
                                                                     ---------
                                                                        47,589
                                                                     ---------
FINANCIAL SERVICES (3.1%)
   HCC Insurance Holdings, Inc.                  1,100,000           $  12,375
   The CIT Group, Inc.                             386,700               9,232
   Bank One Corp.                                  125,000               4,695
   Horace Mann Educators Corp.                     150,000               4,228
   W.R. Berkley Corp.                              170,000               3,899
   UMB Financial Corp.                              60,000               2,438
   Zenith National Insurance Corp.                 100,000               2,231
-  Superior National Insurance
    Group, Inc.                                    100,000               1,200
                                                                     ---------
                                                                        40,298
                                                                     ---------
HEALTH CARE (11.3%)
   Pharmacia & Upjohn, Inc.                        951,300              51,311
   Johnson & Johnson                               324,803              34,023
-  PE Corp.-Celera Genomics
    Group                                          360,000              14,085
-  BioChem Pharma Inc.                             504,300              10,370
   Biomet, Inc.                                    303,400               9,140
-  Protein Design Labs Inc.                        186,500               7,472
-  Biogen, Inc.                                     93,200               6,908
-  Digene Corp.                                    340,000               4,378
-  ICOS Corp.                                      140,000               4,016
-  Boston Scientific Corp.                         160,000               3,220
   Mentor Corp.                                     12,200                 287
-  Genentech, Inc.                                   1,706                 249
                                                                     ---------
                                                                       145,459
                                                                     ---------
ENERGY (2.3%)
-(1)Input/Output, Inc.                           2,723,000              14,296
-  Varco International, Inc.                       836,000               8,830
   Pogo Producing Co.                              300,000               6,019
                                                                     ---------
                                                                        29,145
                                                                     ---------

-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
CAPITAL OPPORTUNITY FUND                          SHARES               (000)
-------------------------------------------------------------------------------
MATERIALS & PROCESSING (0.8%)
-(1)Landec Corp.                                 1,015,000               4,504
   Sigma-Aldrich Corp.                             100,000               2,850
   Engelhard Corp.                                 100,000               1,763
   Chicago Bridge & Iron Co. NV                     60,000                 731
                                                                     ---------
                                                                         9,848
                                                                     ---------
PRODUCER DURABLES (5.7%)
   Tektronix, Inc.                               1,125,000              37,969
   Nortel Networks Corp.                           183,600              11,372
   Millipore Corp.                                 320,000              10,200
-  CUNO Inc.                                       420,000               8,400
   Lindsay Manufacturing Co.                       158,100               3,211
-  Farr Co.                                        333,000               2,498
                                                                     ---------
                                                                        73,650
                                                                     ---------
TECHNOLOGY (37.2%)
   COMMUNICATIONS TECHNOLOGY (14.6%)
-  General Motors Corp. Class H                    600,000              43,687
-  Research In Motion Ltd.                       1,200,000              37,242
-(1)Ortel Corp.                                  1,110,000              36,769
-  Advanced Fibre
    Communications, Inc.                         1,630,000              35,656
   Motorola, Inc.                                  267,000              26,016
-  Harmonic, Inc.                                  150,000               8,906
-  ADC Telecommunications, Inc.                     22,000               1,049

   COMPUTER SERVICES SOFTWARE & SYSTEMS (8.6%)
-(1)Concurrent Computer Corp.                    4,465,000              51,347
   Adobe Systems, Inc.                             380,000              26,576
-  The SABRE Group Holdings, Inc.                  455,000              20,219
-  The Descartes Systems
    Group Inc.                                   3,245,000              12,473

   COMPUTER TECHNOLOGY (2.8%)
   Compaq Computer Corp.                         1,160,000              22,040
-(1)Optimal Robotics Corp.                         580,000              13,847

   ELECTRONICS--SEMICONDUCTORS/COMPONENTS (10.0%)
-  Rambus Inc.                                     550,000              37,194
-  Micron Technology, Inc.                         472,500              33,695
-  Powerwave Technologies, Inc.                    275,000              17,892
   Texas Instruments, Inc.                         146,000              13,104
-  Lattice Semiconductor Corp.                     330,000              11,674
-  Maxim Integrated Products, Inc.                 100,000               7,894
-  Silicon Image, Inc.                             100,000               4,419
-  LSI Logic Corp.                                  63,000               3,351

   ELECTRONICS--TECHNOLOGY (1.0%)
-  Coherent, Inc.                                  620,000              12,749

   SCIENTIFIC EQUIPMENT & SUPPLIES (0.2%)
   PE Corp.-PE Biosystems Group                     40,000               2,595
                                                                     ---------
                                                                       480,394
                                                                     ---------
UTILITIES (2.9%)
-  Clearnet Communications Inc.                  1,678,500              36,927
                                                                     ---------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $797,282)                                                   1,035,569
-------------------------------------------------------------------------------
                                                 FACE                 MARKET
                                               AMOUNT                 VALUE*
                                                (000)                  (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (23.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.24%, 11/1/1999                               $249,784             249,784
   5.26%, 11/1/1999--Note G                         57,245              57,245
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $307,029)                                                     307,029
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.1%)
   (COST $1,104,311)                                                 1,342,598
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.1%)
-------------------------------------------------------------------------------
Other Assets--Note C                                                    12,645
Security Lending Collateral Payable
   to Brokers--Note G                                                  (57,245)
Other Liabilities                                                       (8,692)
                                                                     ----------
                                                                       (53,292)
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 66,658,391 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                                        $1,289,306
===============================================================================

NET ASSET VALUE PER SHARE                                               $19.34
===============================================================================
 * See Note A in Notes to Financial Statements.
 o Non-Income-Producing Security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $146,411,000.

-------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
                                                       AMOUNT          PER
                                                        (000)        SHARE
-------------------------------------------------------------------------------
 Paid in Capital                                 $   999,010         $   14.99
 Undistributed Net
   Investment Income                                   1,520               .02
 Accumulated Net
   Realized Gains                                     50,489               .76
 Unrealized Appreciation--
   Note F                                            238,287              3.57
-------------------------------------------------------------------------------
 NET ASSETS                                      $ 1,289,306         $   19.34
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------------------
                                                                                  CAPITAL OPPORTUNITY FUND
                                                                               YEAR ENDED OCTOBER 31, 1999
                                                                                                     (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                       $1,507
    Interest                                                                                         3,934
    Security Lending                                                                                   109
                                                                                                   ---------
        Total Income                                                                                 5,550
                                                                                                   ---------
EXPENSES
    Investment Advisory Fees--Note B                                                                 2,062
    The Vanguard Group--Note C
        Management and Administrative                                                                1,778
        Marketing and Distribution                                                                      51
    Custodian Fees                                                                                      15
    Auditing Fees                                                                                        9
    Shareholders' Reports                                                                               16
    Trustees' Fees and Expenses                                                                          1
                                                                                                   ---------
        Total Expenses                                                                               3,932
        Expenses Paid Indirectly--Note D                                                                (3)
                                                                                                   ---------
        Net Expenses                                                                                 3,929
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                1,621
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                     50,546
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                          237,992
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $290,159
============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                                         CAPITAL OPPORTUNITY FUND
                                                                          YEAR ENDED OCTOBER 31,
                                                                      ------------------------------
                                                                         1999                1998
                                                                         (000)               (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                             $     1,621        $       178
    Realized Net Gain                                                      50,546             13,640
    Change in Unrealized Appreciation (Depreciation)                      237,992             (7,135)
                                                                      ------------------------------
        Net Increase in Net Assets Resulting from Operations              290,159              6,683
                                                                      ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                    (218)              (279)
    Realized Capital Gain                                                 (13,028)                --
                                                                      ------------------------------
        Total Distributions                                               (13,246)              (279)
                                                                      ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                897,189            111,457
    Issued in Lieu of Cash Distributions                                   12,640                264
    Redeemed*                                                             (53,553)           (31,142)
                                                                      ------------------------------
        Net Increase from Capital Share Transactions                      856,276             80,579
----------------------------------------------------------------------------------------------------
    Total Increase                                                      1,133,189             86,983
----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                     156,117             69,134
                                                                      ------------------------------
    End of Year                                                       $ 1,289,306        $   156,117
====================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                 55,432              9,941
    Issued in Lieu of Cash Distributions                                    1,081                 27
    Redeemed                                                               (3,462)            (2,959)
                                                                      ------------------------------
        Net Increase in Shares Outstanding                                 53,051              7,009
====================================================================================================

*Net of redemption fees of $398,000 and $128,000, respectively

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------------
                                                                         CAPITAL OPPORTUNITY FUND
                                                                          YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------     JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 1999         1998         1997          1996     OCT. 31, 1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.47       $10.48       $10.81       $ 9.71       $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .029         .021         .037          .01          .02
    Net Realized and Unrealized Gain (Loss) on Investments     8.751        1.014        (.360)        1.12         (.31)
                                                              ------------------------------------------------------------------
        Total from Investment Operations                       8.780        1.035        (.323)        1.13         (.29)
                                                              ------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.015)       (.045)       (.007)        (.03)          --
    Distributions from Realized Capital Gains                  (.895)         --           --            --           --
                                                              ------------------------------------------------------------------
        Total Distributions                                    (.910)       (.045)       (.007)        (.03)          --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $19.34       $11.47       $10.48       $10.81       $ 9.71
================================================================================================================================

TOTAL RETURN**                                                81.74%        9.95%       -2.99%       11.67%       -3.19%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $1,289         $156          $69         $115          $72
    Ratio of Total Expenses to Average Net Assets              0.75%        0.94%        0.49%        0.50%       0.47%+
    Ratio of Net Investment Income to Average Net Assets       0.31%        0.18%        0.27%        0.11%       1.29%+
    Portfolio Turnover Rate                                      22%         103%         195%         128%          30%
================================================================================================================================

* Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

** Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.

+  Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 1999, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $230,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 1999, custodian fee offset arrangements reduced expenses by $3,000.

E. During the year ended October 31, 1999, the fund purchased $712,849,000 of investment securities and sold $98,742,000 of investment securities, other than temporary cash investments.

F. At October 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $238,287,000, consisting of unrealized gains of $273,069,000 on securities that had risen in value since their purchase and $34,782,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at October 31, 1999, was $53,828,000, for which the fund held cash collateral of $57,245,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Capital Opportunity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period June 30, 1995 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999

-------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD CAPITAL OPPORTUNITY FUND

This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

       The fund distributed $4,876,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

       For corporate shareholders, 6.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
-------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS


R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO -  Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III -  Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.


All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q1110-12/20/1999
(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD(R)
GLOBAL EQUITY
FUND

[PHOTO]

ANNUAL
REPORT
OCTOBER 31, 1999

[THE VANGUARD GROUP LOGO]

FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then-- would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

    Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

    While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

    While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

    But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

CONTENTS
REPORT FROM THE CHAIRMAN.......................      1

AFTER-TAX RETURNS REPORT.......................      4

THE MARKETS IN PERSPECTIVE ....................      5

REPORT FROM THE ADVISER .......................      7

PERFORMANCE SUMMARY ...........................      9

FUND PROFILE ..................................     10

FINANCIAL STATEMENTS ..........................     13

REPORT OF INDEPENDENT ACCOUNTANTS .............     24

REPORT FROM THE CHAIRMAN

     Japanese stocks revived during the 12 months ended October 31, 1999, and U.S. stocks surged once again, largely powered by the amazing advance of technology stocks. In this generally rewarding environment, Vanguard Global Equity Fund provided a solid return of 26.5% for its 1999 fiscal year. The fund's return slightly trailed that of the average global mutual fund, which divides its investments among various countries, and was about even with the return of our benchmark index.

----------------------------------------------------------
                                           TOTAL RETURNS
                                         FISCAL YEAR ENDED
                                          OCTOBER 31, 1999
----------------------------------------------------------
Vanguard Global Equity Fund                 26.5%
----------------------------------------------------------
Average Global Fund*                        28.1%
----------------------------------------------------------
MSCI All Country World Index                26.4%
----------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The table at right compares the Global Equity Fund's 12-month total return (capital change plus reinvested dividends) with those of its average peer and the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged barometer of U.S. and international stock markets.

     For your reference, the U.S. stock market returned 25.7% for the 12 months, as measured by the Wilshire 5000 Total Market Index. The MSCI Europe, Australasia, Far East (EAFE) Index, a broad measure of non-U.S. stocks, advanced 23.4% in U.S. dollar terms.

     The Global Equity Fund's total return is based on an increase in net asset value from $12.11 per share on October 31, 1998, to $14.10 per share on October 31, 1999, and is adjusted for a dividend of $0.26 per share paid from net investment income and a distribution of $0.75 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended October 31 comprised two distinctly different halves. For most of the first half, stock prices worldwide were rebounding strongly from a slump in the summer of 1998 that had been prompted by economic crises in Asia, Russia, and parts of Latin America. The stock market's comeback was aided by a pickup in global economic activity and by interest rate reductions by the U.S. Federal Reserve Board and other central banks that autumn. These developments--and the continued ebullience of the U.S. economy--erased investors' fears that the troubles abroad would depress business activity and profits at home. Even though interest rates rose during the six months from October 31 through April 30, the Wilshire 5000 gained 22.8%.

     However, during the second half of our fiscal year, most U.S. stock prices stagnated or fell (with the notable exception of technology stocks). The Wilshire 5000 advanced just 2.3%, bringing its full-year return to 25.7%.

     One drag on the U.S. stock market was a strong uptrend in interest rates that began in February. The Federal Reserve encouraged this move, acting in late June and again in August to boost short-term interest rates by a total of 0.5 percentage point. Fears of a global economic slump were supplanted by worries that economic growth--especially in the United States--was so strong that it would cause wages and commodity prices to surge, pushing up inflation. For the full year, yields on long-term U.S. Treasury bonds rose significantly. The yield of the 30-year Treasury increased exactly 1 percentage point

(100 basis points) to 6.16% on October 31, 1999. Bond prices, which move in the opposite direction from interest rates, fell during the year, generally resulting in negative total returns for bonds.

     In international markets, Japan's economy began growing out of a nasty recession. This resurgence breathed life not only into the Japanese stock market but into the nation's currency as well. The strength of the yen relative to the dollar during the 12 months turned a 42.1% advance in Japanese stocks into a gain of 58.7% for U.S. investors. (When the U.S. dollar is weak--that is, when it decreases in value against another currency--each unit of currency can be exchanged for more dollars, increasing returns for U.S. investors. Of course, a stronger dollar diminishes returns from foreign securities.) Other Asian countries also recovered impressively and posted exceptional dollar-based returns: Malaysia (up 190% in dollars), Indonesia (167%), South Korea (165%), and Singapore (90%). Gains elsewhere in the world were not quite so impressive. German stocks returned 7.9% in dollars during the 12 months as the dollar's gains versus the euro trimmed the local currency return of 21.3%. In the United Kingdom, a 15.6% return in local currency was reduced to 13.3% in dollars. Overall, the European component of the EAFE Index provided a 12.7% return in dollars--a healthy return by historical standards but not as robust as advances elsewhere in the world.

     It's important to keep in mind that returns from international markets--and the relative values of currencies--can be volatile. As a result, international investing involves an additional layer of risk that investors in foreign shares must recognize, and be willing to accept.

FISCAL 1999 PERFORMANCE OVERVIEW

The Global Equity Fund's total return of 26.5% was 1.6 percentage points lower than the 28.1% return of the average global fund and a smidgen higher than the 26.4% return of the MSCI All Country World Index. Though the fund held a bigger stake in Asian equities than most of its peers during the period--giving it a boost in relative performance-- our results were hampered by our light commitment to U.S. stocks. In addition, our relative performance reflected our adviser's emphasis on mid-cap and value-oriented stocks. Both of these categories recorded solid gains, but they lagged the narrow cadre of technology stocks that led markets into record territory during the fiscal year.

     Relative to our benchmark index, our heavier stake in Asia helped our return. About 22% of the fund's assets, including 15% in Japan, were invested in Pacific-region markets at the end of the fiscal year. The index, by contrast, had a 16% weighting in Asia, including about 13% in Japan. However, our light stake in the U.S. market (31% of assets for the fund, versus 48% for the index) offset some of that advantage.

LIFETIME PERFORMANCE OVERVIEW

An annual review of any fund's performance should also include a look at the fund's longer-term record. The table at the top of the next page presents the average annual returns of the Global Equity Fund and its comparative benchmarks since the fund's inception on August 14, 1995. As you can see, the fund's returns over its lifetime have averaged 12.9% per year, about 4.2 percentage points short of the MSCI All Country World Index's performance and 2.4 percentage points behind the 15.3% annual advance of our average competitor.

     An initial investment of $10,000 in the Global Equity Fund, with dividends and capital gains reinvested, would have grown since inception to $16,703, compared with the $18,205 that would have accumulated in our average peer. The main reason for our shortfall was our relatively small commitment to U.S. stocks over most of the fund's life span.

     We fully expect our results relative to our competitors to improve over time, in part because of our low expenses. During fiscal 1999, the Global Equity Fund's expense ratio (expenses as a percentage of average net assets) was 0.71%, far below the 1.80% charged by our average competitor. This difference of 1.09 percentage points gives our fund a powerful head start that we believe will help us build a rewarding long-term record for our shareholders.

 ------------------------------------------------------------------------------
                                                TOTAL RETURNS
                                           AUGUST 14, 1995, THROUGH
                                                OCTOBER 31, 1999
                                       ----------------------------------------
                                       AVERAGE                FINAL VALUE OF
                                       ANNUAL                   A $10,000
                                       RETURN                INITIAL INVESTMENT
 ------------------------------------------------------------------------------
 Vanguard Global Equity Fund           12.9%                      $16,703
 ------------------------------------------------------------------------------
 Average Global Fund                   15.3%                      $18,205
 ------------------------------------------------------------------------------
 MSCI All Country World Index          17.1%                      $19,434
 ------------------------------------------------------------------------------

IN SUMMARY

The U.S. stock market again provided big gains for investors during the past 12 months; it was the fifth year in a row during which the S&P 500 Index returned more than 20%. This is an unprecedented streak, although the gains have been lopsided in favor of large technology stocks. Many investors may be tempted to count on more of the same.

     But the strong comeback recorded by many European and Pacific markets during the year reminds us that lagging markets do not stay down forever, just as leading markets do not stay on top indefinitely. That is why we believe that investors should hold balanced portfolios that include stock funds, bond funds, and short-term reserves. The Global Equity Fund can be a sensible component in such a blend. Investors who craft such diversified portfolios, in proportions suitable to their personal investment time horizon, goals, and financial situation, are in position to stay focused on their financial goals, despite the turbulence they're sure to encounter along the way.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

November 19, 1999

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.
--------------------------------------------------------------------------------

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the Global Equity Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Global Equity Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

     - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

     - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are based on data from Lipper Inc., which differ somewhat.)

     As you can see, the Global Equity Fund's pretax total return of 26.5% for the 12 months ended October 31, 1999, surpassed the 25.7% return of the average world stock fund. However, for investors in the highest tax bracket, the Global Equity Fund's return was reduced by 3.0 percentage points to 23.5%, while the return of the average peer fund was reduced by 1.5 percentage points to 24.2%. Clearly, taxes can make a difference in the relative performance of funds.

     Since its August 1995 inception, the Global Equity Fund's annualized pretax return of 12.9% has been reduced by taxes to 11.5%. Morningstar does not provide competitors' after-tax returns for such specific periods.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency.


-------------------------------------------------------------------------------
                                   AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                          PERIODS ENDED OCTOBER 31, 1999
                                   --------------------------------------------
                                          1 YEAR             SINCE INCEPTION*
                                   --------------------------------------------
                                    PRETAX    AFTER-TAX     PRETAX    AFTER-TAX
-------------------------------------------------------------------------------
Vanguard Global Equity Fund         26.5%      23.5%         12.9%      11.5%
Average World Stock Fund**          25.7       24.2          N.A.       N.A.
-------------------------------------------------------------------------------

 *August 14, 1995.

**Based on data from Morningstar, Inc.

     A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

     Finally, it's important to note that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes-- thereby lowering your after-tax return--if you sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKET IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999

Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)

-----------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RETURNS
                                             PERIODS ENDED OCTOBER 31, 1999
                                          -----------------------------------
                                            1 YEAR       3 YEARS      5 YEARS
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            25.7%        26.5%        26.0%
   Russell 2000 Index                        14.9          9.4         12.6
   Wilshire 5000 Index                       25.7         23.8         23.8
   MSCI EAFE Index                           23.4         12.5          9.5
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.5%         6.2%         7.9%
   Lehman 10 Year Municipal Bond Index       -1.2          5.2          7.0
   Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                   4.6          5.0          5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       2.6%         2.0%         2.4%
-----------------------------------------------------------------------------

     From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.

     Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.

     Big stocks outperformed small stocks in fiscal 1999, and growth stocks outpaced value stocks. The S&P 500 Index, which is dominated by large-capitalization stocks, gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.

     The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits. Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS

Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.

     As mentioned, the Fed sought to combat inflationary pressures by increasing short- term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose 1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.

     Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS

International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.

     In the major developed international markets, U.S. investors earned 23.4%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.

     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM THE ADVISER

During the 12 months ended October 31, 1999, Vanguard Global Equity Fund's return of 26.5% slightly exceeded the 26.4% return of our unmanaged bench- mark, the MSCI All Country World Index, but lagged the 28.1% gain of the average global equity fund.

     The shortfall versus the average peer fund stemmed largely from our value emphasis in selecting investments. On the one hand, this emphasis led to our overweighting in Japan, whose strong rebound helped our performance relative to the index. On the other hand, our value discipline resulted in underexposure to the high-flying--and highly priced--telecommunications and technology sectors of the U.S. and European markets.

     The Global Equity Fund has been focused on mid-capitalization stocks and some out-of-favor sectors of world stock markets, a strategy that is well-supported by valuation considerations, if not by contemporary investment fashion. Gains in global markets were heavily concentrated in relatively narrow sectors, such as technology, which made fiscal 1999 a difficult period for stock selection. Given these conditions, together with the fund's broad diversification both geographically and in terms of industry groups, our 26.5% return can be considered satisfactory.

     As the fiscal year began, global stock markets were depressed in the aftermath of Russia's default on its debts and the troubles afflicting the Long-Term Capital Management hedge fund. The world's central banks, led by the U.S. Federal Reserve Board, acted to boost confidence by cutting interest rates. Markets and economic activity then rallied with such vigor that for much of the fiscal year's second half, financial markets were focused on actual and potential interest rate hikes. The Fed raised short-term rates by a total of 50 basis points (0.5 percentage point) at its June 30 and August 24 meetings, and the European Central Bank raised rates by a half-point to 3.0% on November 3, 1999.

     In the U.S. stock market, the technology sector was the leader. The Nasdaq Composite Index, which is dominated by technology stocks, rose 69.1% during the fiscal year ended October 31. European markets were the laggards among large markets, while Asian markets recovered strongly. The Global Equity Fund benefited from our decision last year to accumulate Asian stocks; the fund began the fiscal year with about 22% of its assets in Asia, far above the region's weight in the index (then 13%). The fund had acquired many of these Asian stocks at very attractive prices, a real boon to our performance during fiscal 1999.

     In our letter to you in last year's annual report, we focused on the prevailing fashion for "megacap" stocks. Although these huge stocks have, as a group, held up reasonably well, many individual firms have underperformed after posting earnings that disappointed investors. The market is currently infatuated with high-technology and telecommunications companies, especially those related to the Internet. Clearly, investors are excited about the effect the Internet may have on economic and social life.

     The Global Equity Fund has low exposure to telecommunications companies compared with the benchmark and little in pure technology stocks, especially those related to the Internet. We would like to explain our thinking. First, without wishing to decry the wonders of the Internet, we believe that because this technology is open to all, its major benefits will accrue to customers, rather than to the many new Internet businesses. The economic effects of the Internet, therefore, are likely to be broad--resembling those from a tax cut or a communications advance--rather than being concentrated in the coffers of companies, as the market seems to be reckoning. Second, the future is uncertain enough to preclude the use of traditional valuation techniques that could help investors assess whether these Internet stocks are attractive investments. In other words, it is impossible to quantify the margin of safety in such investments, or whether, indeed, such a margin exists at all. Third, judging by the heavy turnover in such shares (on average, 100% of the shares of Internet stocks are traded every 60 days), investors view them more as vehicles for short- term speculation than as long-term investments. In short, it is not at all clear that such stocks are prudent investments, and we believe the Global Equity Fund can achieve com-petitive returns with much lower risk.

     As noted earlier, the three main differences between the Global Equity Fund and its benchmark index are the fund's above-average stake in Asia, its emphasis on value stocks, and its focus on the mid-cap sectors of world markets. Considering that only the bias toward Asia helped our performance this year, the fund has been flying with just one of three engines operational. This should change as global growth picks up, as Asia's recovery continues, and as corporate earnings growth spreads beyond the large-cap arena.

     We expect many mid-sized stocks to be subject to takeover bids by either rival corporations or private investment pools. In the meantime, many of these companies are buying back shares in substantial quantities. Also, we note that in many of these companies, company directors and insiders are persistently buying more shares. This suggests to us that the values in these stocks will be realized.

     In summary, your fund performed much better in fiscal 1999 than in fiscal 1998, although the period was not as rewarding as we had expected. The fund's structure has not significantly changed. It retains its heavy emphasis on Asia, with a 24% exposure versus 18% for the index. It remains significantly underweighted in U.S. stocks, in part because we think U.S. interest rates will probably rise further. Our average holding continues to have a lower market cap than the index, and the fund remains biased toward value stocks (those with low prices in relation to fundamental factors such as earnings, book value, and dividends). In terms of industry sectors, the fund is more heavily weighted than the index in basic materials, but has lower weightings in telecommunications, banking, and electronics.

       We believe the fund is positioned well for the year ahead.

Jeremy Hosking, Portfolio Manager
Marathon Asset Management Limited

November 10, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

PERFORMANCE SUMMARY
GLOBAL EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995- OCTOBER 31, 1999
-----------------------------------------------------------
                  GLOBAL EQUITY FUND                 MSCI*
FISCAL       CAPITAL         INCOME       TOTAL       TOTAL
YEAR         RETURN          RETURN      RETURN      RETURN
-----------------------------------------------------------
1995           0.5%           0.0%        0.5%        1.9%
1996          16.3            0.7        17.0        15.6
1997          10.9            1.3        12.2        15.7
1998          -1.8            1.8         0.0        12.8
1999          23.9            2.6        26.5        26.4

 *MSCI All Country World Index.

See Financial Highlights table on page 20 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1999
-------------------------------------------------------------------------------------
           Global Equity Fund    Average Global Fund     MSCI All Country World Index
1995 10     9949                 10030                   10190
1996 01    10565                 10727                   11027
1996 04    11258                 11428                   11562
1996 07    10740                 10990                   11186
1996 10    11187                 11586                   11780
1997 01    11531                 12451                   12427
1997 04    11473                 12435                   12752
1997 07    12920                 14446                   14840
1997 10    12056                 13498                   13634
1998 01    11940                 13874                   14320
1998 04    13353                 15815                   16097
1998 07    12456                 15633                   16065
1998 10    11585                 14215                   15374
1999 01    12370                 16022                   17403
1999 04    14030                 16921                   18527
1999 07    14283                 17652                   18706
1999 10    16536                 18205                   19434

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED OCTOBER 31, 1999
---------------------------------------------------------------------------------------------
                                                                           FINAL VALUE OF A
                                  1 YEAR        SINCE INCEPTION           $10,000 INVESTMENT
---------------------------------------------------------------------------------------------
Global Equity Fund*               25.25%                 12.68%                  $16,536
Average Global Fund**              28.07                  15.28                   18,205
MSCI All Country World Index       26.41                  17.08                   19,434
---------------------------------------------------------------------------------------------

 *Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

**Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
------------------------------------------------------------------------------------------------
                                     INCEPTION                           SINCE INCEPTION
                                                                 -------------------------------
                                       DATE        1 YEAR        CAPITAL      INCOME       TOTAL
------------------------------------------------------------------------------------------------
Global Equity Fund                    8/14/1995    34.14%        10.96%       1.56%       12.52%
   Fee-Adjusted Returns**                          32.80         10.70        1.55        12.25
------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FUND PROFILE
GLOBAL EQUITY FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                         GLOBAL EQUITY           MSCI*
----------------------------------------------------------------------
Number of Stocks                                   281           2,296
Turnover Rate                                      36%              --
Expense Ratio                                    0.71%              --
Cash Reserves                                     5.8%              --

*MSCI All Country World Index.


VOLATILITY MEASURES
----------------------------------------------------------
                             GLOBAL EQUITY       MSCI EAFE
----------------------------------------------------------
R-Squared                             0.78            1.00
Beta                                  0.88            1.00


FUND ALLOCATION BY REGION
----------------------------------------------------------
North America                           38%
Europe                                  33%
Pacific                                 27%
Emerging Markets                        7%


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Nippon Telegraph and Telephone Corp.               1.5%
The Bank of New York Co., Inc.                     1.4
SBC Communications Inc.                            1.3
General Motors Corp.                               1.2
First Data Corp.                                   1.1
The Limited, Inc.                                  1.1
Union Pacific Corp.                                1.0
Total Fina SA B Shares                             1.0
AMR Corp.                                          1.0
Abitibi-Consolidated Inc.                          1.0
-------------------------------------------------------
Top Ten                                           11.6%

Country Diversification table is on page 12.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures con- tracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FUND ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------------------------------
                                                              OCTOBER 31, 1998                  OCTOBER 31, 1999
                                                             ---------------------------------------------------------
                                                                GLOBAL EQUITY             GLOBAL EQUITY        MSCI*
----------------------------------------------------------------------------------------------------------------------
Australia                                                         2.4%                      2.0%               1.1%
Belgium                                                            --                        --                0.5
Canada                                                            5.3                       7.1                1.9
China                                                             0.2                       0.2                 --
Denmark                                                           0.4                       1.1                0.4
Finland                                                           2.0                       1.6                1.0
France                                                            3.5                       5.4                4.3
Germany                                                           2.7                       3.4                4.3
Hong Kong                                                         2.6                       3.0                1.0
Indonesia                                                         0.2                       0.8                0.1
Ireland                                                           0.5                       0.5                0.2
Italy                                                             2.4                       2.0                1.7
Japan                                                            15.3                      15.1               13.0
Malaysia                                                          0.6                       1.3                 --
Mexico                                                            0.9                       1.1                0.5
Netherlands                                                       1.8                       1.6                2.4
New Zealand                                                        --                       0.1                0.1
Norway                                                            0.7                       0.5                0.2
Philippines                                                       0.3                       0.2                0.1
Singapore                                                         1.1                       2.0                0.4
South Africa                                                      1.5                       2.6                0.5
South Korea                                                        --                        --                0.7
Spain                                                             1.9                       1.4                1.2
Sweden                                                            2.9                       2.7                1.0
Switzerland                                                       1.5                       2.2                2.9
Thailand                                                          0.6                       1.0                0.1
United Kingdom                                                   11.4                      10.1                9.2
United States                                                    37.3                      31.0               48.2
Other                                                              --                        --                3.0
----------------------------------------------------------------------------------------------------------------------
Total                                                           100.0%                    100.0%             100.0%
----------------------------------------------------------------------------------------------------------------------

*MSCI All Country World Index.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
GLOBAL EQUITY FUND                                         SHARES       (000)
------------------------------------------------------------------------------
COMMON STOCKS (94.2%)
------------------------------------------------------------------------------
AUSTRALIA (1.9%)
   Australia & New Zealand Bank
    Group Ltd.                                             99,000      $   653
   WMC Ltd.                                               135,000          579
   Santos Ltd.                                            167,000          429
   Normandy Mining Ltd.                                   245,137          186
   CSR Ltd.                                                71,098          159
   Westralian Sands Ltd.                                   60,516          143
-  Pasminco Ltd.                                          105,000          100
   Goldfields Ltd.                                        113,155           77
                                                                   -------------
                                                                         2,326
                                                                   -------------
CANADA (6.7%)
   Abitibi-Consolidated Inc.                               99,000        1,205
   Imasco Ltd.                                             37,000          994
   Rogers Communications, Inc.
    Class B                                                48,000          972
   Hudson's Bay Co.                                        69,000          938
   Imperial Oil Ltd.                                       40,100          930
   Canadian Pacific Ltd.                                   38,100          891
   Air Canada                                             112,000          834
   Alcan Aluminium Ltd.                                    20,900          686
   Stelco, Inc. Class A                                    75,000          484
   National Bank of Canada                                 38,000          463
   Canadian Zinc Corp.                                     70,000           12
                                                                   -------------
                                                                         8,409
                                                                   -------------
CHINA (0.2%)
   The Guangshen Railway
    Co., Ltd.                                           1,756,500          201
                                                                  --------------
DENMARK (1.0%)
   Tele Danmark A/S                                        13,200          801
   Bang & Olufsen Holding A/S
    B Shares                                                5,000          262
   Coloplast A/S B Shares                                   1,950          192
                                                                   ------------
                                                                         1,255
                                                                   ------------
FINLAND (1.6%)
   UPM-Kymmene Oyj                                         17,000          536
   Metsa-Serla Oyj B Shares                                38,000          344
   Sampo Insurance Co., Ltd.
    A Shares                                                9,900          343
-  Metso Oyj                                               28,000          316
   Outokumpu Oyj A Shares                                  20,000          229
   KCI Konecranes International PLC                         7,000          180
                                                                  -------------
                                                                         1,948
                                                                  -------------
FRANCE (5.1%)
   Total Fina SA B Shares                                   9,353        1,263
   Pechiney SA A Shares                                    13,599          760
   Carrefour SA                                             3,394          628
   Usinor SA                                               43,500          604
   Thomson-CSF SA                                          16,700          567
   Banque Nationale de Paris SA                             6,261          549
   Vivendi SA                                               7,023          532
   Compagnie Generale des
    Etablissements Michelin SA
    B Shares                                               11,080          482
   Compagnie de Saint-Gobain SA                             2,300          399
   Scor SA                                                  7,500          374
   Clarins SA                                               1,748          172
-  Clarins SA Rights Exp. 12/27/1999                        1,748           29
                                                                    -----------
                                                                         6,359
                                                                    -----------


------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
GLOBAL EQUITY FUND                                         SHARES        (000)
------------------------------------------------------------------------------
GERMANY (3.2%)
   Fresenius Medical Care AG ADR                           28,344      $   661
   Mannesmann AG                                            4,000          630
   Adidas-Salomon AG                                        7,300          528
   Bayerische Hypo-und
    Vereinsbank AG                                          8,100          526
   Bayerische Motoren Werke AG                             13,280          425
   Veba AG                                                  7,220          391
   Hoechst AG                                               7,600          334
   Buderus AG                                              18,200          306
-  Philipp Holzmann AG                                      1,430          207
   Celanese AG                                                760           12
                                                                   ------------
                                                                         4,020
                                                                   ------------
HONG KONG (2.9%)
   Television Broadcasts Ltd.                             131,000          700
   Hang Seng Bank Ltd.                                     44,000          479
   Hong Kong Electric Holdings Ltd.                       119,226          364
   Cathay Pacific Airways Ltd.                            172,000          350
   Axa China Region Ltd.                                  397,000          342
   Hong Kong & China Gas Co., Ltd.                        241,579          320
   Hysan Development Co., Ltd.                            246,373          293
   Cable & Wireless HKT Ltd.                              114,540          262
   Mandarin Oriental International
    Ltd.                                                  245,742          192
   Hong Kong Aircraft &
    Engineering Co., Ltd.                                  97,000          169
   Cafe De Coral Holdings                                 253,000          107
                                                                   ------------
                                                                         3,578
                                                                   ------------
INDONESIA (0.8%)
-  PT Astra International                                 349,000          173
   PT Semen Gresik TBK                                     90,000          161
-  PT Matahari Putra Prima                              1,262,000          157
   PT Gudang Garam                                         52,000          134
-  PT Bank Pan Indonesia (Foreign)                        863,600          101
-  PT Citra Marga Nusaphala
    Persada                                               774,000           79
-  PT Bank Universal B Shares                           1,875,000           48
-  PT Mulia Industrindo                                   620,000           48
-  PT Lippo Bank (Foreign)                                943,000           31
-  PT Hero Supermarket                                     46,500           13
-  PT Bank Pan Indonesia
    Warrants Exp. 7/8/2002                                 76,200            3
                                                                    -----------
                                                                           948
                                                                    -----------
IRELAND (0.4%)
   Independent News & Media PLC                            68,244          360
   Waterford Wedgewood PLC                                190,000          202
                                                                    -----------
                                                                           562
                                                                    -----------
ITALY (1.9%)
   Saipem SPA                                             128,000          545
   Ente Nazionale Idrocarburi SPA                          90,000          526
   Luxottica Group SPA ADR                                 22,000          422
   Unicredito Italiano SPA                                 85,000          398
   Banco Popolare Di Milano SPA                            42,000          282
   Industrie Natuzzi SPA ADR                               12,200          223
                                                                    -----------
                                                                         2,396
                                                                    -----------
JAPAN (14.2%)
   Nippon Telegraph and
    Telephone Corp.                                           122        1,870
   Sumitomo Trust & Banking
    Co., Ltd.                                              80,000          817
   Furukawa Electric Co.                                  110,000          801
   Hitachi Ltd.                                            71,000          767
   CSK Corp.                                               16,500          759
   Tokyo Gas Co., Ltd.                                    320,000          757
   Bank of Yokohama Ltd.                                  129,000          723
   Dai-Ichi Kangyo Bank                                    52,000          713
   Tokyo Broadcasting System, Inc.                         24,000          633
   Fujitsu Ltd.                                            21,000          632
   Sanwa Bank Ltd.                                         41,000          609
-  Fuji Electric Co. , Ltd.                               132,000          569
   Toppan Printing Co., Ltd.                               44,000          539
   Kyowa Hakko Kogyo Co.                                   64,000          459
   Sony Corp.                                               2,900          452
   Japan Radio Co., Ltd.                                   35,000          408
   Ito-Yokado Co., Ltd.                                     5,000          400
   Shiseido Co., Ltd.                                      26,000          396
   Daiichi Pharmaceutical Co., Ltd.                        27,000          387
   Eisai Co., Ltd.                                         14,000          384
   Nippon Mitsubishi Oil Corp.                             87,000          383
   Dai-Nippon Printing Co., Ltd.                           20,000          364
   Ryosan Co., Ltd.                                        14,000          341
   Stanley Electric Co.                                    51,000          296
   Yamaha Motor Co., Ltd.                                  33,000          268
   West Japan Railway Co.                                      63          263
   Sumitomo Forestry Co.                                   36,000          242
   Fuji Oil Co.                                            27,000          226
-  Tsuzuki Denki Co., Ltd.                                 27,000          204
   Intec, Inc.                                             15,000          200
   Noritake Co., Ltd.                                      41,000          192
   Ishikawajima-Harima Heavy
    Industries Co.                                        150,000          185
   Itochu Corp.                                            42,000          155
   Dainippon Pharmaceutical Co., Ltd.                      21,000          151
   Jeol Ltd.                                               23,000          143
   Alpine Electronics Inc.                                  9,000          139
   Toto Ltd.                                               18,000          137
   Lion Corp.                                              32,000          124
   Nichicon Corp.                                           5,000          108
   New Japan Radio Co., Ltd.                               12,000          102
   Shimadzu Corp.                                          29,000          101
   Hitachi Electronics Engineering
    Co., Ltd.                                              12,000          101
   Sankyo Seiko Co.                                        35,000          101
   Japan Aviation Electronics
    Industry, Ltd.                                         18,000           74
   Lintec Corp.                                             5,000           66
   Hitachi Koki Co.                                        16,000           53
                                                                    -----------
                                                                        17,794
                                                                    -----------
MALAYSIA (1.2%)
   Resorts World Bhd.                                     231,000          663
   Malayan Banking Bhd.                                    69,537          236
   Carlsberg Brewery Malaysia Bhd.                         74,500          214
   Technology Resources
    Industries Bhd.                                       263,000          146
   Rothmans of Pall Mall
    Malaysia Bhd.                                          19,000          132
   Kumpulan Guthrie Bhd.                                  174,000           89
   Perlis Plantations Bhd.                                 74,000           76
                                                                    -----------
                                                                         1,556
                                                                    -----------

--------------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                           SHARES       (000)
-----------------------------------------------------------------------------------------
MEXICO (1.1%)
   Telefonos de Mexico SA
    Class L ADR                                            11,000      $   941
-  Grupo Financiero Banamex
    Accival SA de CV Series O                             100,000          250
   Vitro SA ADR                                            40,000          158
-  Grupo Financiero Banamex
    Accival SA de CV Series L                               3,000            7
                                                                    -----------
                                                                         1,356
                                                                    -----------
NETHERLANDS (1.5%)
   Philips Electronics NV                                   7,436          762
   Benckiser NV B Shares                                    9,058          535
   Nedlloyd Groep NV                                       13,015          363
   Koninklijke Boskalis
    Westminster NV                                         13,707          225
                                                                    -----------
                                                                         1,885
                                                                    -----------
NEW ZEALAND (0.1%)
   Tranz Rail Holdings Ltd.                                35,000           60
-  Wrightson Ltd.                                         150,000           27
                                                                    -----------
                                                                            87
                                                                    -----------
NORWAY (0.4%)
   Den Norske Bank ASA                                     61,000          236
   Schibsted ASA                                           18,000          195
   Rieber & Sons ASA B Shares                              25,000          131
                                                                    -----------
                                                                           562
                                                                    -----------
PHILIPPINES (0.2%)
   San Miguel Corp. Class B                               180,900          261
                                                                    -----------
SINGAPORE (1.9%)
   Jardine Strategic Holdings Ltd.                        280,000          619
   Singapore Press Holdings Ltd.                           26,100          447
   DelGro Corp., Ltd.                                      98,000          339
   Oversea-Chinese Banking
    Corp., Ltd.                                            42,000          316
   Overseas Union Enterprise Ltd.                          82,000          226
   Jurong Shipyard Ltd.                                    44,000          202
   Great Eastern Life Assurance
    Company Ltd.                                           12,000          136
   TIBS Holdings Ltd.                                      96,000          116
                                                                    -----------
                                                                         2,401
                                                                    -----------
SOUTH AFRICA (2.4%)
   Gencor Ltd.                                            155,000          575
   De Beers Centenary AG                                   20,000          546
   Anglogold Ltd. ADR                                      15,530          436
   South African Breweries Ltd.                            40,903          358
   JD Group Ltd.                                           44,446          285
   Pretoria Portland Cement Co.                            38,000          278
   Sanlam Ltd.                                            230,000          264
   South African Iron & Steel
    Industrial Corp., Ltd.                                473,621          183
   Firstrand Ltd.                                          81,000           94
   Kersaf Investment Ltd.                                   5,179           16
   Edgars Consolidated Stores Ltd.                          1,449           14
                                                                    -----------
                                                                         3,049
                                                                    -----------
SOUTH KOREA
   Daehan Korea Trust IDR                                  12,000           51
                                                                    -----------
SPAIN (1.3%)
   Acciona SA                                               8,600          414
   Acerinox SA                                             12,500          380
   Banco Popular Espanol SA                                 5,200          350
   Centros Comerciales Pryca SA                            17,400          327
   Viscofan Industria Navarra De
    Envolturas Celulosicas SA                              16,800          138
                                                                    -----------
                                                                         1,609
                                                                    -----------
SWEDEN (2.5%)
   Electrolux AB Series B                                  30,000          597
   LM Ericsson Telephone AB
    B Shares                                               12,200          506
-  ABB Ltd.                                                 4,397          443
   Stora Enso Oyj R Shares                                 33,009          439
   Svenska Handelsbanken A Shares                          30,000          415
   OM Gruppen AB                                           24,200          311
   Hoganas AB B Shares                                     12,750          253
   BT Industries AB                                         9,000          169
   Stora Enso Oyj A Shares                                  4,790           63
                                                                    -----------
                                                                         3,196
                                                                    -----------
SWITZERLAND (2.1%)
   Publigroupe SA                                           1,040          763
   The Swatch Group AG (Registered)                         3,600          591
   Novartis AG (Registered)                                   296          443
-  Charles Voegele Holding AG                               1,780          339
-  SGS Societe Generale de
    Surveillance Holding SA (Bearer)                          250          272
   Sarna Kunststoff Holding AG
    (Registered)                                              100          109
   Phoenix Mecano AG                                          200           97
                                                                    -----------
                                                                         2,614
                                                                    -----------
THAILAND (1.0%)
-  Thai Farmers Bank PLC (Foreign)                        296,000          418
-  Advanced Information Services
    (Foreign)                                              33,400          389
   Post Publishing PLC (Foreign)                          130,000          133
-  National Finance & Securities
    PLC (Foreign)                                         264,000          101
-  Siam Commercial Bank
    Cvt. Pfd. 5.25%                                        51,000           58
   Matichon PLC (Foreign)                                  25,000           43
   MBK Properties & Development
    Co. (Foreign)                                          59,000           35
-  Golden Land Property
    Development Public
    Company Ltd.                                           85,000           33
-  Siam Commercial Bank Warrants
    Exp. 5/10/2002                                         51,000           18
                                                                    -----------
                                                                         1,228
                                                                    -----------
UNITED KINGDOM (9.5%)
   Racal Electronics PLC                                  125,000          921
   Invensys PLC                                           144,935          711
   Barclays PLC                                            20,900          639
   Stagecoach Holdings PLC                                197,740          561
   WPP Group PLC                                           48,000          520
   Berisford PLC                                          110,000          513
   Diageo PLC                                              50,128          506
   Hanson PLC                                              63,750          499
   The Peninsular & Oriental Steam
    Navigation Co.                                         34,000          481
   Rio Tinto PLC                                           27,000          461
   British Aerospace PLC                                   75,000          438
   Vodafone Airtouch PLC                                   87,000          404
   BP Amoco PLC                                            41,000          397

-------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
GLOBAL EQUITY FUND                                         SHARES        (000)
-------------------------------------------------------------------------------
   Granada Group PLC                                       50,000       $  395
   Arriva PLC                                              70,333          369
   Provident Financial PLC                                 32,456          362
-  Flextech PLC                                            25,000          361
   Imperial Chemical Industries PLC                        33,000          328
   EMI Group PLC                                           40,000          314
   Airtours PLC                                            57,000          304
   Railtrack Group PLC                                     15,000          303
   Reed International PLC                                  47,000          274
   Hyder PLC                                               30,000          269
   Associated British Ports
    Holdings PLC                                           52,900          262
   E D & F Man Group PLC                                   45,000          261
   First Leisure Corp. PLC                                 69,000          238
   Hilton Group PLC                                        75,000          228
   Taylor Woodrow PLC                                      94,400          221
   Devro PLC                                               88,000          134
   London Clubs International PLC                          50,000          103
   Reckitt & Colman PLC                                     7,000           85
-  PIC International Group PLC                            160,000           66
                                                                     ----------
                                                                        11,928
                                                                     ----------
UNITED STATES (29.1%)
   AUTO & TRANSPORTATION (5.5%)
   General Motors Corp.                                    22,100        1,552
   Union Pacific Corp.                                     23,000        1,282
-  AMR Corp.                                               19,000        1,206
   Burlington Northern Santa Fe Corp.                      25,000          797
   TRW, Inc.                                               18,000          772
-  Lear Corp.                                              18,100          611
-  Continental Airlines, Inc. Class B                      11,300          458
   Delphi Automotive Systems Corp.                         13,322          219

   CONSUMER DISCRETIONARY (3.9%)
   The Limited, Inc.                                       33,778        1,389
   Reader's Digest Assn., Inc.
    Class A                                                29,000          935
   Eastman Kodak Co.                                       12,500          862
   Harcourt General, Inc.                                  16,900          651
-  Metro-Goldwyn-Mayer Inc.                                34,688          637
-  Ryan's Family Steak Houses, Inc.                        30,000          314
-  The Neiman Marcus Group, Inc.
    Class B                                                 5,091          109
-  Metro-Goldwyn-Mayer Inc.
    Rights Exp. 11/8/1999                                  11,377           46

   CONSUMER STAPLES (2.5%)
   Sara Lee Corp.                                          42,000        1,137
   McCormick & Co., Inc.                                   27,000          847
-  The Kroger Co.                                          32,000          666
   Philip Morris Cos., Inc.                                19,000          479

   ENERGY (0.6%)
   Baker Hughes, Inc.                                      22,000          615
-  McMoRan Exploration Co.                                  3,900           87

   FINANCIAL SERVICES (4.8%)
   The Bank of New York Co., Inc.                          40,800        1,709
   First Data Corp.                                        31,000        1,416
   Unitrin, Inc.                                           25,600          958
   Mercury General Corp.                                   22,000          620
   The Chubb Corp.                                         10,100          554
   Fleet Boston Corp.                                      10,200          445
   American Capital Strategies, Ltd.                       15,000          314

   HEALTH CARE (2.5%)
   Baxter International, Inc.                              17,000        1,103
   Columbia/HCA Healthcare Corp.                           39,000          941
   Aetna Inc.                                              12,200          613
   Cardinal Health, Inc.                                   11,783          508

   MATERIALS & PROCESSING (6.5%)
   Temple-Inland Inc.                                      16,500          959
   Inco Ltd.                                               45,000          911
   Georgia Pacific Group                                   22,300          885
   PPG Industries, Inc.                                    12,500          758
   Millennium Chemicals, Inc.                              40,000          740
   Fluor Corp.                                             16,100          642
   Solutia, Inc.                                           36,200          622
   IMC Global Inc.                                         47,579          607
   LTV Corp.                                              143,000          518
   Geon Co.                                                19,000          499
-  Freeport-McMoRan Copper &
    Gold Inc. Class B                                      27,800          464
   The Timber Co.                                          14,200          339
   American National Can Group, Inc.                       18,300          229
-  IMC Global Inc. Warrants
    Exp. 12/22/2000                                         9,844            1

   TECHNOLOGY (1.0%)
   International Business
    Machines Corp.                                          8,800          866
-  UNOVA, Inc.                                             31,900          425

   UTILITIES (1.3%)
   SBC Communications Inc.                                 31,716        1,616

   OTHER (0.5%)
-  FMC Corp.                                               16,000          651
                                                                     ----------
                                                                        36,584
                                                                     ----------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $99,061)                                                      118,163
-------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   5.24%, 11/1/1999                                        $6,573        6,573
   5.26%, 11/1/1999--Note F                                 3,775        3,775
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $10,348)                                                       10,348
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
   (COST $109,409)                                                     128,511
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                                         (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%)
-------------------------------------------------------------------------------
Other Assets--Note C                                                $    1,216
Security Lending Collateral Payable
   to Brokers--Note F                                                   (3,775)
Other Liabilities                                                         (498)
                                                                    -----------
                                                                        (3,057)
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 8,897,512 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                          $125,454
===============================================================================

NET ASSET VALUE PER SHARE                                               $14.10
===============================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

IDR--International Depositary Receipt.

-------------------------------------------------------------------------------
                                                             AMOUNT        PER
                                                              (000)      SHARE
-------------------------------------------------------------------------------
AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
 Paid in Capital                                          $  95,644     $10.75
 Undistributed Net
   Investment Income--Note D                                    858        .09
 Accumulated Net Realized
   Gains--Note D                                              9,950       1.12
 Unrealized Appreciation
   (Depreciation)--Note E
   Investment Securities                                     19,102       2.15
   Foreign Currencies and
      Forward Currency Contracts                               (100)      (.01)
-------------------------------------------------------------------------------
 NET ASSETS                                                $125,454     $14.10
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

-------------------------------------------------------------------
                                                 GLOBAL EQUITY FUND
                                        YEAR ENDED OCTOBER 31, 1999
                                                              (000)
-------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                              $ 2,525
    Interest                                                    257
    Security Lending                                             78
                                                            -------
        Total Income                                          2,860
                                                            -------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                               602
        Performance Adjustment                                 (268)
    The Vanguard Group--Note C
        Management and Administrative                           539
        Marketing and Distribution                               19
    Custodian Fees                                               57
    Auditing Fees                                                 8
    Shareholders' Reports                                         7
                                                            -------
        Total Expenses                                          964
-------------------------------------------------------------------
NET INVESTMENT INCOME                                         1,896
-------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                               10,302
    Foreign Currencies and Forward Currency Contracts          (561)
-------------------------------------------------------------------
REALIZED NET GAIN                                             9,741
-------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                    17,413
    Foreign Currencies and Forward Currency Contracts           134
-------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             17,547
-------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $29,184
===================================================================

*Dividends are net of foreign withholding taxes of $142,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                                                             GLOBAL EQUITY FUND
                                                                          YEAR ENDED OCTOBER 31,1999
--------------------------------------------------------------------------------------------------------
                                                                             1999                 1998
                                                                            (000)                (000)
--------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                $  1,896              $   1,901
    Realized Net Gain                                                       9,741                  8,081
    Change in Unrealized Appreciation (Depreciation)                       17,547                (10,411)
                                                                         -------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations    29,184                   (429)
                                                                         -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                  (2,588)                (2,315)
    Realized Capital Gain                                                  (7,463)                (4,429)
                                                                         -------------------------------
        Total Distributions                                               (10,051)                (6,744)
                                                                         -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                 31,952                 14,446
    Issued in Lieu of Cash Distributions                                    8,811                  5,816
    Redeemed*                                                             (55,377)               (20,594)
                                                                         -------------------------------
        Net Decrease from Capital Share Transactions                      (14,614)                  (332)
--------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                               4,519                 (7,505)
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                     120,935                128,440
                                                                         -------------------------------
    End of Year                                                          $125,454               $120,935
========================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                  2,326                  1,137
    Issued in Lieu of Cash Distributions                                      756                    491
    Redeemed                                                               (4,171)                (1,681)
                                                                         -------------------------------
        Net Decrease in Shares Outstanding                                 (1,089)                   (53)
========================================================================================================

*Net of redemption fees of $513,00 and $176,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------------
                                                                                  GLOBAL EQUITY FUND
                                                                          YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------    JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1999         1998         1997         1996  OCT. 31, 1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.11       $12.79       $11.72       $10.08       $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .20          .19          .19          .13          .04
    Net Realized and Unrealized Gain (Loss) on Investments      2.80         (.20)        1.21         1.58          .04
                                                              -------------------------------------------------------------
        Total from Investment Operations                        3.00         (.01)        1.40         1.71          .08
                                                              -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.26)        (.23)        (.14)        (.07)          --
    Distributions from Realized Capital Gains                   (.75)        (.44)        (.19)          --           --
                                                              -------------------------------------------------------------
        Total Distributions                                    (1.01)        (.67)        (.33)        (.07)          --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $14.10       $12.11       $12.79       $11.72       $10.08
===========================================================================================================================
TOTAL RETURN**                                                26.52%        0.04%       12.19%       17.05%        0.50%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                        $125         $121         $128          $99          $36
    Ratio of Expenses to Average Net Assets                    0.71%        0.68%        0.71%        0.85%       0.57%+
    Ratio of Net Investment Income to Average Net Assets       1.39%        1.47%        1.67%        1.53%       2.04%+
    Portfolio Turnover Rate                                      36%          34%          24%          29%           2%
===========================================================================================================================

 *Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
       Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

      3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
      Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contracts gains (losses).

      4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. For the year ended October 31, 1999, the advisory fee represented an effective annual basic rate of 0.44% of the fund's average net assets before a decrease of $268,000 (0.20%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $30,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended October 31, 1999, the fund purchased $46,770,000 of investment securities and sold $72,828,000 of investment securities, other than temporary cash investments.

   During the year ended October 31, 1999, the fund realized net foreign currency losses of $135,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

   Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The fund's distributions to shareholders from passive foreign investment company income during the year ended October 31, 1999, were $434,000.

   During the year ended October 31, 1999, the fund realized gains on the sale of passive foreign investment companies of $157,000, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on the fund's remaining passive foreign investment company holdings decreased, reducing tax basis net income, by $155,000 during the year ended October 31, 1999. Unrealized appreciation on passive foreign investment company holdings at October 31, 1999, was $482,000.

   The fund plans to use a tax accounting practice to apply a portion of the price of capital shares redeemed during the year to reduce capital gain distribution requirements by approximately $2,050,000. After taking into account this reduction, the fund expects to distribute capital gains of approximately $.88 per share to shareholders in December 1999.

E. At October 31, 1999, net unrealized appreciation of investment securities for federal income tax purposes was $18,620,000, consisting of unrealized gains of $28,425,000 on securities that had risen in value since their purchase and $9,805,000 in unrealized losses on securities that had fallen in value since their purchase. See Note D.

   At October 31, 1999, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------------------------
                                                                      (000)
                                           ---------------------------------------------------------
                                              CONTRACT AMOUNT
                                           ----------------------
   CONTRACT                                  FOREIGN      U.S.      MARKET VALUE IN      UNREALIZED
   SETTLEMENT DATE                          CURRENCY     DOLLARS     U.S. DOLLARS       DEPRECIATION
----------------------------------------------------------------------------------------------------
   Deliver:
    11/12/1999                    JPY         88,658      $750           $851              $(101)
----------------------------------------------------------------------------------------------------

   JPY--Japanese yen.

Unrealized depreciation on open forward currency contracts is required to be treated as realized loss for tax purposes.

    The fund had net unrealized foreign currency gains of $1,000 resulting from the translation of other assets and liabilities at October 31, 1999.

F. The market value of securities on loan to broker/dealers at October 31, 1999, was $3,342,000, for which the fund held cash collateral of $3,775,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Global Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 30, 1995 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999

SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD GLOBAL EQUITY FUND

   This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

       The fund distributed $4,876,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

       The fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on October 31, 1999, are as follows:

------------------------------------------------------------------------
                                   GROSS FOREIGN                 FOREIGN
   COUNTRY                           DIVIDENDS                     TAX
------------------------------------------------------------------------
   Australia                           0.0133                    0.0003
   Canada                              0.0141                    0.0018
   Denmark                             0.0005                    0.0001
   Finland                             0.0085                    0.0001
   France                              0.0164                    0.0000
   Germany                             0.0061                    0.0005
   Hong Kong                           0.0185                    0.0000
   Indonesia                           0.0006                    0.0001
   Ireland                             0.0023                    0.0000
   Italy                               0.0048                    0.0005
   Japan                               0.0201                    0.0025
   Korea                               0.0001                    0.0000
   Malaysia                            0.0072                    0.0017
   Mexico                              0.0032                    0.0002
   Netherlands                         0.0096                    0.0002
   New Zealand                         0.0001                    0.0000
   Norway                              0.0013                    0.0002
   Philippines                         0.0007                    0.0001
   Singapore                           0.0111                    0.0018
   South Africa                        0.0115                    0.0000
   Spain                               0.0054                    0.0007
   Sweden                              0.0089                    0.0003
   Switzerland                         0.0020                    0.0003
   Thailand                            0.0013                    0.0001
   United Kingdom                      0.0457                    0.0046
------------------------------------------------------------------------

  The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1999. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2000.

  For corporate shareholders, 21.04% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD FAMILY OF FUNDS
STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
  Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed International Fund
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative
  Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate
  Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term
  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

    The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DiSTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MacKINNON - Fixed Income Group.

F. WILLIAM McNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

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This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q1290-12/21/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD(R)
GLOBAL ASSET ALLOCATION
FUND

[PHOTO]

Annual Report
October 31, 1999

[THE VANGUARD GROUP LOGO]

[PHOTO]
JOHN C. BOGLE


FELLOW SHAREHOLDERS:


        Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

        Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

        While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

        While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

        But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

        You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                        /s/ JCB


------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN ...........................   1

AFTER-TAX RETURNS REPORT ...........................   5

THE MARKETS IN PERSPECTIVE .........................   6

REPORT FROM THE ADVISER ............................   8

FUND PROFILE .......................................  10

PERFORMANCE SUMMARY ................................  12

FINANCIAL STATEMENTS ...............................  13

REPORT OF INDEPENDENT ACCOUNTANTS ..................  24
------------------------------------------------------------------------------

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

Vanguard Global Asset Allocation Fund provided a solid total return of 13.4% during the fiscal year ended October 31, 1999, as stocks worldwide recovered from the steep downturn of summer 1998. At the same time, rising interest rates led the U.S. bond market to its worst performance in five years.

        The table at right presents the 12-month total returns (capital change plus reinvested dividends) for the fund and its benchmarks--the average global flexible fund and the Global Balanced Index, which is made up of global stock and bond investments, as well as U.S. cash reserves. Your fund's return trailed those of its average peer and the index by about 3 percentage points.

------------------------------------------------------------
                                           TOTAL RETURNS
                                         FISCAL YEAR ENDED
                                         OCTOBER 31, 1999
------------------------------------------------------------
Vanguard Global Asset Allocation Fund          13.4%
------------------------------------------------------------
Average Global Flexible Fund*                  16.5%
------------------------------------------------------------
Global Balanced Index**                        16.4%
------------------------------------------------------------

 *Derived from data provided by Lipper Inc.

**Weighted 60% stock investments, 30% bond investments, and 10% U.S. cash investments; the stock and bond components are based on established local market indexes in each country.

        The fund's return is based on an increase in net asset value from $11.29 per share on October 31, 1998, to $11.59 per share on October 31, 1999, with the latter figure adjusted for a dividend of $0.62 per share paid from net investment income and a distribution of $0.485 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended October 31 comprised two distinctly different halves. For most of the first six months, stock prices worldwide were rebounding from 1998's summer downdrafts, which had been prompted by economic crises in Asia, Russia, and parts of Latin America. The Wilshire 5000 Total Market Index, a proxy for the entire U.S. market, gained 22.8% between October 31, 1998, and April 30, 1999, despite rising interest rates. At the same time, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, which tracks 20 developed markets in Europe and the Pacific, rose 15.4% in U.S. dollars. The strong comeback of stocks was aided by a pickup in global economic activity and by interest rate reductions by the Federal Reserve Board and other central banks that autumn. These developments--and the continued ebullience of the U.S. economy--erased investors' fears of a global economic slowdown.

        However, during the second half of our fiscal year, most U.S. stock prices stagnated or fell (with the notable exception of technology stocks). The Wilshire 5000 advanced just 2.3%, bringing its full-year return to 25.7%. The advances of most foreign markets slowed, too; the EAFE Index advanced 6.9% in dollar terms to end the 12-month period with a robust 23.4% gain.

        Stock market gains were slowed by an uptrend in interest rates, which began in February in the United States. In summertime, the Fed twice boosted short-term interest rates, by a total of 0.5 percentage point. By then, fears of a global economic slump had been supplanted by worries that growth--especially in the United States--was so strong that it would cause inflation and interest rates to surge.

        For the full year, the yield on the benchmark 30-year U.S. Treasury bond increased exactly 1 percentage point (100 basis points) to 6.16% on October 31. Bond prices, which move in the opposite direction from interest rates, declined. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable investment-grade bonds traded in the United States, eked out a return of 0.5% for the year, as its interest income of 6.2% only barely offset price declines of -5.7%.

        Signs of a potential recovery in Japan buoyed the world's second-largest stock market and the nation's currency. Japanese stocks leapt 42.1% in local-currency terms. A rise in the value of the yen versus the dollar led to an even bigger gain--58.7%--for dollar-based investors. (When the U.S. dollar declines in value against another currency, each unit of currency can be exchanged for more dollars, thereby increasing returns for U.S. investors. Of course, a stronger dollar crimps returns from foreign securities.) Elsewhere in the Pacific, Hong Kong jumped 27.6% and Singapore rocketed 94.4%, both in local-currency terms; returns for U.S. investors in those markets followed suit, since their currencies are pegged to the U.S. dollar.

        Gains in Europe during the fiscal year were good, if less dramatic. The European component of the EAFE Index rose 22.7% in local terms. However, currency fluctuations in Europe went against U.S. investors, as the euro lost more than 10% of its value. For dollar-based investors, this fluctuation cut the return from European equities to 12.7% in dollars.

-----------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                       12 MONTHS ENDED OCTOBER 31, 1999
                                     ----------------------------------------
                                      BASED ON
                                       LOCAL       CURRENCY     BASED ON
STOCK MARKET INDEX                    CURRENCY      EFFECT    U.S. DOLLARS
-----------------------------------------------------------------------------
MSCI EAFE                            27.2%          -3.8%        23.4%
-----------------------------------------------------------------------------
European*                            22.7%         -10.0%        12.7%
Pacific*                             37.8          +12.7         50.5
-----------------------------------------------------------------------------
Wilshire 5000 Total Market (U.S.)    25.7%            --         25.7%
-----------------------------------------------------------------------------

*Morgan Stanley Capital International indexes.

FISCAL 1999 PERFORMANCE OVERVIEW

Vanguard Global Asset Allocation Fund's fiscal 1999 return of 13.4% was the highest since its inception a little more than four years ago. However, our return lagged those of our average peer and the Global Balanced Index, both of which benefited from larger stakes in the red-hot U.S. stock market.

        As you know, the Global Asset Allocation Fund's investment adviser, Strategic Investment Management, employs a quantitative--that is, computer-driven--approach in valuing stocks and bonds from nine major markets as well as U.S. cash investments. For some time now, the adviser's models have suggested serious overvaluation among large U.S. stocks. As a result, the fund has held only trace amounts of those very popular and top-performing stocks--equal to about 2% of net assets as of October 31. By contrast, our unmanaged benchmark and the average competing fund had roughly 40% and one-quarter of their assets, respectively, in U.S. stocks, which proved to be a big advantage. I note that our adviser has not been alone in viewing--unprofitably, thus far--the U.S. stock market as overvalued.

        The adviser's search for high risk-adjusted returns prompted a marked change in the fund's asset allocation during the fiscal year. After starting with 52% of its assets in stocks, 27% in bonds, and 21% in cash reserves, Global Asset Allocation ended the period with a 46% stake in bonds and equal portions of its assets--27%--in stocks and cash. The fund's turnover rate--about 190% during the 12-month period--means that we typically held our investments for just over six months. It should go without saying that such active fund management involves considerable risk. We believe that this risk is mitigated somewhat by our adviser's tendency to "lean against the wind" by shifting away from highly valued asset classes and toward those that appear undervalued.

LIFETIME PERFORMANCE OVERVIEW

With a history of just over four years, Vanguard Global Asset Allocation Fund does not have a long-term record. That said, the table below presents the average annual returns of our fund and its comparative benchmarks since the fund's inception in August 1995. It also presents the results of hypothetical $10,000 investments made then in the fund, its average competitor, and the Global Balanced Index. As you can see, our average annual return of 11.7% was
0.2 percentage point behind that of the average global flexible fund and 4.1 points less than the gain of the unmanaged Global Balanced Index.

----------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                              AUGUST 14, 1995, THROUGH
                                                 OCTOBER 31, 1999
                                          ----------------------------------
                                           AVERAGE       FINAL VALUE OF
                                           ANNUAL           A $10,000
                                           RETURN      INITIAL INVESTMENT
----------------------------------------------------------------------------
Vanguard Global Asset Allocation Fund       11.7%            $15,969
----------------------------------------------------------------------------
Average Global Flexible Fund                11.9%            $16,086
----------------------------------------------------------------------------
Global Balanced Index                       15.8%            $18,572
----------------------------------------------------------------------------

        Over time, we expect that our modest shortfall versus other global flexible funds will disappear. My confidence flows, in part, from our significant cost advantage. The Global Asset Allocation Fund's expense ratio (annual expenses as a percentage of average net assets) was 0.58% in fiscal 1999. The average competitor charged 1.81%, more than three times as much. The difference of 1.23 percentage points ($12.30 per $1,000 in assets) reflects additional gross return that the average competing fund must earn from its investments to deliver the same net return as your fund. Such a margin is tough to achieve, especially over longer time periods.

IN SUMMARY

The U.S. stock market gained more than 20% for the fifth fiscal year in a row during the 12 months ended October 31, and foreign stock markets also enjoyed outsized returns. It is only natural to enjoy such a performance. Yet I am certain that reversion to the mean--the strong tendency of returns to migrate toward their long-term averages--is not dead. Equity markets are sure to encounter rough periods, just as the bond market experienced this year.

        To ride out the unpredictable and sometimes severe fluctuations in financial markets, Vanguard believes that investors should hold balanced portfolios that include stock funds, bond funds, and short-term reserves. The Global Asset Allocation Fund adds a strong multinational component to that blend. With such a diversified portfolio, crafted to suit your investment time horizon, goals, and financial situation, you're in position to keep on course to your financial goals, despite the turbulence you meet along the way.


/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

November 29, 1999

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the Global Asset Allocation Fund's after-tax performance. The figures on this page demonstrate the impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Global Asset Allocation Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

        The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

        - The calculation of the fund's after-tax return uses the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less for those in lower tax brackets.

       - The peer funds' returns are based on data from Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are based on data from Lipper Inc., which differ somewhat.)

        As you can see, the Global Asset Allocation Fund's pretax total return of 13.4% for the 12 months ended October 31, 1999, was reduced by taxes to 9.6%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by 3.8 percentage points. In comparison, the average international hybrid fund earned a pretax return of 13.1% and an after-tax return of 10.7%, a difference of 2.4 percentage points.

---------------------------------------------------------------------------------------------
                                                AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                                       PERIODS ENDED OCTOBER 31, 1999
                                                ---------------------------------------------
                                                     1 YEAR                SINCE INCEPTION*
                                                -------------------      --------------------
                                                PRETAX    AFTER-TAX      PRETAX    AFTER-TAX
---------------------------------------------------------------------------------------------
Vanguard Global Asset Allocation Fund            13.4%       9.6%         11.7%       8.7%
Average International Hybrid Fund**              13.1       10.7           N.A.       N.A.
---------------------------------------------------------------------------------------------

 *August 14,1995.

**Based on data from Morningstar, Inc.

        Since its inception on August 14, 1995, your fund has generated an average annual pretax return of 11.7% and an average annual after-tax return of 8.7%. Morningstar does not provide competitors' after-tax returns for such specific periods.

        We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

        Finally, it's important to understand that our calculation cannot reflect the tax effect of your own investment activities. For example, you may incur additional capital gains taxes if you decide to sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999


Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)

        From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.

----------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RETURNS
                                             PERIODS ENDED OCTOBER 31, 1999
----------------------------------------------------------------------------------
                                            1 YEAR       3 YEARS       5 YEARS
----------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             25.7%        26.5%        26.0%
   Russell 2000 Index                        14.9          9.4         12.6
   Wilshire 5000 Index                       25.7         23.8         23.8
   MSCI EAFE Index                           23.4         12.5          9.5
----------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.5%         6.2%         7.9%
   Lehman 10 Year Municipal Bond Index       -1.2          5.2          7.0
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                4.6          5.0          5.2
----------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       2.6%         2.0%         2.4%
----------------------------------------------------------------------------------

        Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.

        Big stocks outperformed small stocks in fiscal 1999, and growth stocks outpaced value stocks. The S&P 500 Index, which is dominated by large-capitalization stocks, gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.

        The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits. Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS

Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.

        As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose
1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.

        Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS

International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.

        In the major developed international markets, U.S. investors earned 23.4%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.

        Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM THE ADVISER

During the fiscal year ended October 31, 1999, Vanguard Global Asset Allocation Fund's total return was 13.4%. This was a relatively robust result compared with long-term norms for financial-market returns. However, given that the U.S. stock market returned 25.7% during the period, our significant underweighting in U.S. stocks caused our performance to fall short of our comparative standards. Our return was 3.1 percentage points below that of the average global flexible fund (based on data from Lipper Inc.), and 3.0 percentage points behind the Global Balanced Index, our unmanaged benchmark.

        Except for our decision to underweight U.S. stocks, which we regarded as overvalued relative to other assets, our strategic moves--on asset allocation, currencies, and bond maturities--added value versus our index benchmark during fiscal 1999. However, the extraordinary gains for U.S. stocks were the dominating influence on our relative results.

        We employ a disciplined investment process to determine the fund's asset allocation, the average maturity of its bond holdings, and its exposure to foreign currencies. Central to this process is analyzing which assets are priced to produce unusually high or low risk-adjusted future returns. Because market prices fluctuate much more than do key market fundamentals, our estimates of future returns typically change in the opposite direction from changes in market prices. In other words, after an asset's price rises substantially, our estimate of its future return is likely to drop.

        Our approach typically results in a value-oriented portfolio. Relative to the Global Balanced Index, we underweight those asset classes whose prices reflect the most optimistic expectations (right now, that asset class is U.S. stocks). And we overweight those asset classes whose current prices reflect lower expectations (e.g., at present, Japanese stocks and U.S. bonds). Our methods tend to provide disappointing returns relative to our benchmarks and peers when market trends extend well beyond normal equilibrium. We would argue that this is just what has occurred during the past fiscal year with the astounding rise of U.S. stock indexes. On the other hand, our approach provides attractive relative returns when markets and fundamentals shift toward long-term norms, as they did, briefly, in August 1998 and September 1999.

        We ended the fiscal year in a very defensive posture. However, during the year we made several significant shifts in asset allocation. When fiscal 1999 began, interest rates had fallen in the wake of crises in emerging markets during summer 1998, and we had a growing, but underweighted, position in stocks. By mid-December, our exposure to stocks was on a par with the Global Balanced Index weighting (though we were overweighted in non-U.S. stocks). As interest rates and equity prices continued to rise, we reduced our equity exposure and increased the maturities of our bonds. These moves were pronounced during the final six weeks of the fiscal year. The fund is now signifi-cantly underweighted in U.S. stocks and proportionately overweighted in bonds and cash reserves. The fund is slightly underweighted in European equities and overweighted in Japanese and emerging markets stocks. The longer average maturity of our bond holdings gives the fund a relatively high sensitivity to changes in interest rates--a fall in rates will boost our performance relative to our benchmark, while further increases will hurt. We continue to favor U.S. bonds over those from other nations because the U.S. securities offer significantly higher yields.

        Because of extremely high prices for "megacap" stocks, market indexes remain at near-record highs in relation to earnings and dividends. If inflation-adjusted earnings and dividends grow at roughly their long-term historical norms, this growth plus current yields imply future stock returns of about 4% annually, after inflation. That is no more than the real returns offered by inflation-indexed U.S. Treasury bonds.

        Thus, even if one accepts the extreme view that stocks should have a zero risk premium relative to bonds (as advocated by James K. Glassman and Kevin
A. Hassett of "Dow 36,000" fame), U.S. stocks bought at current prices won't provide a better long-term reward than inflation-indexed bonds, unless earnings and dividends grow much faster than historical norms. Although the profitability of U.S. corporations has, during the past seven years, rebounded from the extremely depressed levels of the early 1990s, the long-term trend of corporate profitability is downward. Over the past 70 years, profits for the S&P Industrials, as measured by shareholder return on equity, have fallen from about 16% in 1929, through an intermediate peak of about 10% in 1965, to about 8% today (up from a recent low of about 4% in 1991). Stock valuations, by contrast, are higher than for any comparable historical period. Despite the popular view that we're in a "new era," the evidence does not support the notion that long-term earnings growth will be significantly higher in the future. In our view, the U.S. stock market represents an unattractive return/risk trade-off compared with other asset classes.

        We remain confident that our underweighting in U.S. stocks--however out of step with the mainstream--is a rational decision that will ultimately reward investors in the Global Asset Allocation Fund. However, the market's powerful speculative appetite may well continue, delaying a move toward more normal valuations until there is concrete evidence of weakening fundamentals. The most likely form of such evidence will be some combination of inflation surprises and slackening earnings.

Michael A. Duffy, Managing Director
Strategic Investment Management

November 10, 1999

INVESTMENT PHILOSOPHY
-------------------------------------------------------------------------------
The adviser believes that superior long-term investment results can be obtained by using quantitative models to take advantage of mispricings in the stock, bond, and cash markets of major industrialized countries by investing in the asset classes that offer the highest returns relative to risk. The fund may invest in stocks, bonds, or money market securities in the markets of several nations, including the United States, Japan, Germany, France, the United Kingdom, and Australia.
-------------------------------------------------------------------------------

FUND PROFILE
GLOBAL ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
                                              GLOBAL ASSET
                                                ALLOCATION
------------------------------------------------------------
Turnover Rate                                         188%
Expense Ratio                                        0.58%
Cash Reserves                                        27.4%

[PIE CHART]

FUND ASSET ALLOCATION
------------------------------------------------------------
STOCKS                                                 27%
BONDS                                                  46%
CASH RESERVES                                          27%

VOLATILITY MEASURES
------------------------------------------------------------
                              GLOBAL ASSET
                                ALLOCATION       MSCI EAFE
------------------------------------------------------------
R-Squared                             0.79            1.00
Beta                                  0.35            1.00

[PIE CHART]

FUND ALLOCATION BY REGION
------------------------------------------------------------
EUROPE                                                27%
PACIFIC                                               12%
NORTH AMERICA                                         57%
EMERGING MARL                                          4%

COUNTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)
------------------------------------------------------------
                        STOCKS       BONDS          CASH
------------------------------------------------------------
Australia                0.3%         0.6%          0.0%
Canada                   0.9          1.5           0.0
France                   0.8          0.8           0.0
Germany                  4.4          3.1           0.0
India                    0.5          0.0           0.0
Japan                    8.0          0.0           0.0
Latin America            0.8          0.0           0.0
Mexico                   0.2          0.0           0.0
South Korea              0.8          0.0           0.0
Spain                    0.7          0.0           0.0
Thailand                 0.2          0.0           0.0
United Kingdom           6.8          3.2           0.0
United States            2.2         36.8          27.4
------------------------------------------------------------
Total                   26.6%        46.0%         27.4%

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's net assets invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FUND ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

PERFORMANCE SUMMARY
GLOBAL ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-OCTOBER 31, 1999
----------------------------------------------------------------------
            GLOBAL ASSET ALLOCATION FUND      GLOBAL INDEX*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------------------
1995         2.4%       0.0%         2.4%         2.8%
1996        10.2        2.1         12.3         15.6
1997         4.1        5.6          9.7         16.9
1998         4.3        7.3         11.6         14.9
1999         7.4        6.0         13.4         16.4
----------------------------------------------------------------------

*Global Balanced Index.

See Financial Highlights table on page 20 for dividend and capital gains information since the fund's inception.

[LINE GRAPH]

CUMULATIVE PERFORMANCE: AUGUST 14, 1995-OCTOBER 31, 1999
----------------------------------------------------------------------
1995 08         $10,000           $10,000             $10,000
1995 10          10,137            10,175              10,283
1996 01          10,675            10,788              11,028
1996 04          10,588            11,121              11,260
1996 07          10,551            10,927              11,177
1996 10          10,939            11,559              11,887
1997 01          11,056            12,200              12,493
1997 04          11,183            12,266              12,814
1997 07          11,848            13,740              14,323
1997 10          11,527            13,226              13,895
1998 01          11,942            13,477              14,647
1998 04          12,302            14,708              15,806
1998 07          12,334            14,561              16,065
1998 10          12,353            13,807              15,959
1999 01          12,987            14,998              17,344
1999 04          13,438            15,544              18,073
1999 07          13,327            15,738              18,057
1999 10          15,809            16,086              18,572

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED OCTOBER 31, 1999
                                                   ---------------------------------------       FINAL VALUE OF A
                                                     1 YEAR              SINCE INCEPTION        $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Fund*                         12.31%                  11.48%                 $15,809
Average Global Flexible Fund**                        16.51                   11.94                   16,086
Global Balanced Index                                 16.38                   15.83                   18,572
--------------------------------------------------------------------------------------------------------------------

 *Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
-----------------------------------------------------------------------------------------------------
                                                                            SINCE INCEPTION
                                         INCEPTION                 ----------------------------------
                                           DATE        1 YEAR        CAPITAL      INCOME     TOTAL
-----------------------------------------------------------------------------------------------------
GLOBAL ASSET ALLOCATION FUND             8/14/1995     16.84%         6.56%        5.09%     11.65%
  FEE-ADJUSTED RETURNS**                               15.67          6.30         5.08      11.38
-----------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The fund also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
GLOBAL ASSET ALLOCATION FUND                                         COUPON         DATE               (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
BONDS (46.0%)
-----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA (0.6%)
Queensland Treasury Global Note                                       6.50%    6/14/2005           AUD   900     $    570
                                                                                                                -------------

CANADA (1.5%)
Canada Government Bond                                                6.00%     6/1/2008           CAD 1,300          881
Canada Government Bond                                                7.00%    12/1/2006           CAD   800          573
                                                                                                                -------------
                                                                                                                    1,454
                                                                                                                -------------
FRANCE (0.8%)
France O.A.T.                                                         5.50%    4/25/2029           FRF   762          763
                                                                                                                -------------


GERMANY (3.1%)
Bundes Obligation                                                    4.125%    8/27/2004           DEM 3,000        3,084
                                                                                                                -------------


UNITED KINGDOM (3.2%)
World Bank                                                           6.250%   11/26/2004           GBP 2,000        3,210
                                                                                                                -------------


UNITED STATES (36.8%)
Citicorp                                                              5.04%    2/15/2000 (5)          $3,500        3,498
Federal Home Loan Bank                                               5.625%    6/10/2003               1,000        1,584
U.S. Treasury Bond                                                    0.00%    5/15/2009               5,000        2,728
U.S. Treasury Bond                                                    6.00%    2/15/2026               2,000        1,899
U.S. Treasury Bond                                                    8.00%   11/15/2021               7,500        8,810
U.S. Treasury Bond                                                    8.75%    5/15/2017               1,000        1,234
U.S. Treasury Inflation Indexed Note                                 3.625%    7/15/2002               2,087        2,074
U.S. Treasury Inflation Indexed Note                                 3.875%    1/15/2009               5,094        4,999
U.S. Treasury Note                                                    4.75%   11/15/2008               2,000        1,810

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
GLOBAL ASSET ALLOCATION FUND                                         COUPON         DATE               (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    5.25%    5/15/2004              $4,000     $  3,887
U.S. Treasury Note                                                    5.75%    6/30/2001               4,000        3,996
                                                                                                                -------------
                                                                                                                   36,519
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS
   (COST $45,879)                                                                                                  45,600
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHARES
-----------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (7.7%)(1)
-----------------------------------------------------------------------------------------------------------------------------
GERMANY (4.4%)
   Deutsche Telekom AG                                                                                13,554          625
   DaimlerChrysler AG                                                                                  5,008          389
   Allianz AG                                                                                          1,210          366
   Mannesmann AG                                                                                       1,926          303
   Siemens AG                                                                                          2,893          260
   SAP AG Pfd.                                                                                           520          229
   Deutsche Bank AG                                                                                    3,038          217
   Muenchener Rueckversicherungs-Gesellschaft AG (Registered)                                            904          206
   Bayer AG                                                                                            3,608          147
   BASF AG                                                                                             3,151          140
   Dresdner Bank AG                                                                                    2,701          139
   Veba AG                                                                                             2,484          134
   Hoechst AG                                                                                          2,905          128
   Bayerische Hypo-und Vereinsbank AG                                                                  1,949          127
   Volkswagen AG                                                                                       2,061          121
   RWE AG                                                                                              2,743          110
   Bayerische Motoren Werke AG                                                                         3,302          106
   Commerzbank AG                                                                                      2,551           97
   Metro AG                                                                                            1,614           86
   Viag AG                                                                                             3,406           62
-  Thyssen Krupp AG                                                                                    2,542           60
   Preussag AG                                                                                           949           51
   Henkel KGaA                                                                                           721           49
   Deutsche Lufthansa AG                                                                               1,885           40
   Schering AG                                                                                           337           40
   Linde AG                                                                                              560           29
-  Degussa-Huels AG                                                                                      771           29
   Man AG                                                                                                762           25
   Karstadt AG                                                                                           410           19
   Adidas-Salomon AG                                                                                     224           16
   Celanese AG                                                                                           290            4
                                                                                                                -------------
                                                                                                                    4,354
                                                                                                                -------------
INDIA (0.5%)
   The India Fund                                                                                     24,000          297
   Jardine Fleming India                                                                              24,000          215
                                                                                                                -------------
                                                                                                                      512
                                                                                                                -------------
JAPAN (0.4%)
  Nikkei 300 Investment Trust Units                                                                  124,000          352
                                                                                                                -------------

LATIN AMERICA (0.8%)
  Templeton Latin America Investment Trust PLC                                                       725,000          818
                                                                                                                -------------

MEXICO (0.2%)
  The Mexico Fund                                                                                     17,015          244
                                                                                                                -------------

SOUTH KOREA (0.8%)
- Korea Asia Fund Ltd.                                                                                   550          798
                                                                                                                -------------

THAILAND (0.2%)
  Thai Prime Fund Ltd.                                                                                47,000          202
                                                                                                                -------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    MARKET
                                                                                                                    VALUE*
                                                                                                      SHARES         (000)
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES (0.4%)
  Standard & Poor's Depositary Receipts                                                                3,000     $    410
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
   (COST $7,242)                                                                                                    7,690
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE
                                                                                MATURITY              AMOUNT
                                                                    YIELD**         DATE               (000)
-----------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (50.3%)(2)
-----------------------------------------------------------------------------------------------------------------------------
BANK NOTE (10.1%)
SMM Trust Notes 1999-A                                                6.30%    9/13/2000 (4)(5)      $10,000       10,000
                                                                                                                -------------

DOMESTIC BANK CERTIFICATE OF DEPOSIT (4.0%)
Deutsche Bank NY                                                      5.06%    2/10/2000               4,000        3,988
                                                                                                                -------------

EURODOLLAR CERTIFICATES OF DEPOSIT (8.1%)
Commerzbank                                                           6.06%    1/18/2000               4,000        4,001
Royal Bank of Canada                                                  5.27%    11/8/1999               4,000        4,000
                                                                                                                -------------
                                                                                                                    8,001
                                                                                                                -------------
REPURCHASE AGREEMENTS (20.0%)
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.24%    11/1/1999              13,878       13,878
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note F                                   5.27%    11/1/1999               5,945        5,945
                                                                                                                -------------
                                                                                                                   19,823
                                                                                                                -------------
U.S. GOVERNMENT OBLIGATION (4.0%)
U.S. Treasury Bill                                                    4.73%     3/2/2000 (3)           4,000        3,933
                                                                                                                -------------

YANKEE CERTIFICATE OF DEPOSIT (4.1%)
Westdeutsche Landesbank                                               4.84%    11/5/1999               4,100        4,100
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $49,851)                                                                                                  49,845
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (104.0%)
   (COST $102,972)                                                                                                103,135
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.0%)(2)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                2,101
Security Lending Collateral Payable to Brokers--Note F                                                             (5,945)
Other Liabilities                                                                                                    (153)
                                                                                                                -------------
                                                                                                                   (3,997)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------
Applicable to 8,557,199 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $ 99,138
=============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.59
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               MARKET          UNREALIZED
                                                                                                VALUE        APPRECIATION
                                                                                CONTRACTS        LONG      (DEPRECIATION)
GLOBAL ASSET ALLOCATION FUND                                                         LONG       (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------
OPEN FUTURES CONTRACTS AT OCTOBER 31, 1999:
-----------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
-----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA
  All Ordinaries Index (exp. 12/1999)                                                  7      $   321                $ (6)
                                                                                                                -------------

CANADA
  TSE 35 (exp. 12/1999)                                                                6          860                  24
                                                                                                                -------------

FRANCE
  CAC 40 (exp. 12/1999)                                                               16          823                  45
                                                                                                                -------------

JAPAN
  Nikkei 300 (exp. 12/1999)                                                          261        7,573                 253
                                                                                                                -------------

SPAIN
  IBEX 35 (exp. 11/1999)                                                               7          721                   9
                                                                                                                -------------

UNITED KINGDOM
  FTSE 100 (exp. 12/1999)                                                             65        6,710                 114
                                                                                                                -------------

UNITED STATES
  Russell 2000 (exp. 12/1999)                                                          8        1,727                   3
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                                                          $18,735                $442
-----------------------------------------------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

-Non-Income-Producing Security.

(1)The combined market value of equity securities and equity index futures contracts represents 26.6% of net assets, distributed by country as follows:
 Australia           0.3%
 Canada              0.9
 France              0.8
 Germany             4.4
 India               0.5
 Japan               8.0
 Latin America       0.8
 Mexico              0.2
 South Korea         0.8
 Spain               0.7
 Thailand            0.2
 United Kingdom      6.8
 United States       2.2

(2)The effective cash position represents 27.4% of net assets. Cash reserves above this level are invested in equity markets through the use of futures contracts.

(3)Security segregated as initial margin for open futures contracts.

(4)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(5)Adjustable Rate Security.

AUD--Australian dollar.

CAD--Canadian dollar.

DEM--German deutsche mark.

FRF--French franc.

GBP--British pound sterling.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT       PER
                                                                                                       (000)     SHARE
-----------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                     $89,230    $10.43
 Undistributed Net Investment Income--Note D                                                           2,989       .35
 Accumulated Net Realized Gains--Note D                                                                6,230       .73
 Unrealized Appreciation--Note E
   Investment Securities                                                                                 163       .02
   Futures Contracts                                                                                     442       .05
   Foreign Currencies and Forward Currency Contracts                                                      84       .01
-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $99,138    $11.59
=======================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL ASSET ALLOCATION FUND
                                                                                             YEAR ENDED OCTOBER 31, 1999
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                                   $   175
    Interest                                                                                                       4,213
    Security Lending                                                                                                  37
                                                                                                               ----------
        Total Income                                                                                               4,425
                                                                                                               ----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                    356
        Performance Adjustment                                                                                      (245)
    The Vanguard Group--Note C
        Management and Administrative                                                                                362
        Marketing and Distribution                                                                                    12
    Custodian Fees                                                                                                    20
    Auditing Fees                                                                                                      8
    Shareholders' Reports                                                                                              4
                                                                                                               ----------
        Total Expenses                                                                                               517
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              3,908
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                                                       878
    Futures Contracts                                                                                              5,375
    Foreign Currencies and Forward Currency Contracts                                                                848
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                  7,101
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                           (120)
    Futures Contracts                                                                                                 75
    Foreign Currencies and Forward Currency Contracts                                                               (275)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                    (320)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $10,689
=========================================================================================================================

*Dividends are net of foreign withholding taxes of $7,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL ASSET ALLOCATION FUND
                                                                                               YEAR ENDED OCTOBER 31,
                                                                                           ------------------------------
                                                                                                1999                1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                    $ 3,908             $ 4,300
    Realized Net Gain                                                                          7,101               3,232
    Change in Unrealized Appreciation (Depreciation)                                            (320)              1,498
                                                                                           ------------------------------
        Net Increase in Net Assets Resulting from Operations                                  10,689               9,030
                                                                                           ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                     (4,825)             (5,283)
    Realized Capital Gain                                                                     (3,775)             (3,803)
                                                                                           ------------------------------
        Total Distributions                                                                   (8,600)             (9,086)
                                                                                           ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                    27,046              13,130
    Issued in Lieu of Cash Distributions                                                       7,511               7,638
    Redeemed*                                                                                (23,296)            (16,008)
                                                                                           ------------------------------
        Net Increase from Capital Share Transactions                                          11,261               4,760
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                            13,350               4,704
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                         85,788              81,084
                                                                                           ------------------------------
    End of Year                                                                              $99,138             $85,788
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                     2,420               1,206
    Issued in Lieu of Cash Distributions                                                         714                 743
    Redeemed                                                                                  (2,173)             (1,470)
                                                                                           ------------------------------
        Net Increase in Shares Outstanding                                                       961                 479
=========================================================================================================================

*Net of redemption fees of $191,000 and $102,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                     GLOBAL ASSET ALLOCATION FUND
                                                                        YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------    JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1999         1998         1997       1996  OCT. 31, 1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.29       $11.39       $11.29     $10.27         $10.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .460          .58          .62        .50            .11
    Net Realized and Unrealized Gain (Loss) on Investments      .945          .61          .40        .75            .16
                                                              -----------------------------------------------------------
        Total from Investment Operations                       1.405         1.19         1.02       1.25            .27
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.620)        (.75)        (.58)      (.20)            --
    Distributions from Realized Capital Gains                  (.485)        (.54)        (.34)      (.03)            --
                                                              -----------------------------------------------------------
        Total Distributions                                   (1.105)       (1.29)        (.92)      (.23)            --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.59       $11.29       $11.39     $11.29         $10.27
=========================================================================================================================

TOTAL RETURN**                                                13.44%       11.56%        9.69%     12.34%          2.39%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                         $99          $86          $81        $76            $45
    Ratio of Total Expenses to Average Net Assets              0.58%        0.54%        0.54%      0.79%         0.52%+
    Ratio of Net Investment Income to Average Net Assets       4.40%        5.12%        5.46%      5.18%         5.42%+
    Portfolio Turnover Rate                                     188%         182%         162%       191%            17%
=========================================================================================================================

 *Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

        2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

        Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

        3. FUTURES AND FORWARD CURRENCY CONTRACTS: The fund may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The fund may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

        The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

        Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

        4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        7. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Strategic Investment Management provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined theoretical index composed of global stock market indexes, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the year ended October 31, 1999, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $245,000 (0.28%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $20,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended October 31, 1999, the fund purchased $19,972,000 of investment securities and sold $17,614,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $75,966,000 and $51,631,000, respectively.

        During the year ended October 31, 1999, the fund realized net foreign currency losses of $1,000 that decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund also reclassified, in the same way, $91,000 of realized gains on the sale of foreign bonds that are treated as foreign currency gains for tax purposes.

        Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The fund's distributions to shareholders from passive foreign investment company income during the year ended October 31, 1999, were $2,000.

        During the year ended October 31, 1999, the fund realized gains on the sale of passive foreign investment companies of $8,000, which are included in distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on the fund's remaining passive foreign investment company holdings increased, increasing tax basis net income, by $397,000 during the year ended October 31, 1999. Unrealized appreciation on passive foreign investment company holdings at October 31, 1999, was $459,000.

E. At October 31, 1999, net unrealized depreciation of investment securities for federal income tax purposes was $296,000, consisting of unrealized gains of $985,000 on securities that had risen in value since their purchase and $1,281,000 in unrealized losses on securities that had fallen in value since their purchase. See Note D.

        At October 31, 1999, the fund had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------------------------
                                                                    (000)
                                          ----------------------------------------------------------
                                            CONTRACT AMOUNT
                                          -------------------                          UNREALIZED
 CONTRACT                                  FOREIGN      U.S.       MARKET VALUE       APPRECIATION
 SETTLEMENT DATE                          CURRENCY    DOLLARS     IN U.S. DOLLARS    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
 Receive:
    1/19/2000                        AUD       700     $  455         $  447             $    (8)
    1/19/2000                        CAD       500        341            341                  --
    1/19/2000                        GBP     5,000      8,197          8,210                  13
    1/19/2000                        JPY   250,000      2,395          2,427                  32
 Deliver:
    1/19/2000                        EUR     2,700      2,903          2,854                  49
    12/9/1999                        GBP     2,500      4,079          4,103                 (24)
    1/19/2000                        GBP       700      1,169          1,149                  20
    1/19/2000                        JPY   100,000        972            971                   1
                                                                                         -----------
                                                                                         $    83
----------------------------------------------------------------------------------------------------

AUD--Australian dollar.               GBP--British pound sterling.
CAD--Canadian dollar.                 JPY--Japanese yen.
EUR--Euro.

Net unrealized appreciation on open forward currency contracts is required to be treated as realized gain for tax purposes.

        The fund had net unrealized foreign currency gains of $1,000 resulting from the translation of other assets and liabilities at October 31, 1999.

F. The market value of securities on loan to broker/dealers at October 31, 1999, was $5,838,000, for which the fund held cash collateral of $5,945,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Global Asset Allocation Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Asset Allocation Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 30, 1995 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999
-------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED)FOR
VANGUARD GLOBAL ASSET ALLOCATION FUND

This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

        The fund distributed $1,752,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

        For corporate shareholders, 0.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

        Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

        Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

        The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
-------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.




All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


Q1150-12/22/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.